Managers
			--------

  		       Prospectus

		     [Logo omitted]

Access
Selection
Diversification

The Managers Funds:
-------------------
Value Fund, Capital Appreciation Fund, Small Company
Fund, Special Equity Fund, International Equity Fund,
Emerging Markets Equity Fund, Bond Fund, Global Bond Fund

Dated May 1, 2003 (as supplemented June 9, 2003)

Money Market Fund
Dated April 1, 2003

access to excellence

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

			Table of Contents
			-----------------



1 RISK/RETURN SUMMARY
  Key Information					 1
  Performance Summary					 6
  Fees and Expenses 					11

2 SUMMARY OF THE FUNDS
  The Managers Funds					13
  Value Fund						14
  Capital Appreciation Fund				16
  Small Company Fund					18
  Special Equity Fund					20
  International Equity Fund				22
  Emerging Markets Equity Fund				24
  Bond Fund						26
  Global Bond Fund					28
  Money Market Fund					30

3 MANAGERSCHOICE (r)
  ManagersChoice (r) Program				31

4 ADDITIONAL PRACTICES/RISKS
  Other Securities and Investment Practices		32
  A Few Words About Risk				34

5 ABOUT YOUR INVESTMENT
  Financial Highlights					35
  Your Account						41
  How To Purchase Shares				42
  How To Sell Shares					43
  Investor Services					44
  Other Operating Policies				45
  Account Statements					45
  Dividends and Distributions				45
  Tax Information					46
  Appendix A: Description of Indexes			47



Founded in 1983, The Managers Funds offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.

Risk/Return Summary

KEY INFORMATION
---------------
This Prospectus contains important information for anyone interested in investing in Managers Value Fund, Managers
Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund, Managers Global Bond Fund and Managers Money Market Fund (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds and part of The Managers Funds family of Funds, a no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk
Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.



Fund                    Goal        Principal Strategies  Principal Risk Factors
--------------------- ------------- --------------------- ----------------------
VALUE FUND 	      Long-term     Invests principally   Economic Risk
		      capital       in common and         Intelligence Risk
                      appreciation  preferred stocks of   Market Risk
                      from equity   medium and large      Mid-Capitalization
                      securities;   U.S. companies          Stock Risk
                      income is the                       Price Risk
                      secondary     Seeks undervalued     Sector Risk
                      objective     investments		  Value Stock Risk
--------------------- ------------- --------------------- ----------------------
CAPITAL APPRECIATION  Long-term     Invests principally   Economic Risk
FUND                  capital       in common and         Intelligence Risk
                      appreciation  preferred stocks of   Market Risk
                      from equity   medium and large      Mid-Capitalization
                      securities;   U.S. companies          Stock Risk
                      income is the                       Price Risk
                      secondary     Seeks investments in  Sector Risk
                      objective     companies with the
                                    potential for long-
                                    term growth of
                                    earnings and/or cash
                                    flow as well as
                                    companies expected
                                    to exhibit rapid
                                    growth over shorter
                                    periods
--------------------- ------------- --------------------- ----------------------
SMALL COMPANY FUND    Long-term     Invests principally   Intelligence Risk
                      capital       in common and         Liquidity Risk
                      appreciation  preferred stocks of   Market Risk
                      from equity   small companies       Price Risk
                      securities     			  Small-Capitalization
		      of small	    Invests at least 80%    Stock Risk
		      companies	    of its assets in small
				    companies.

				    Seeks investments
                                    with the potential
                                    for capital
                                    appreciation as a
                                    result of earnings
                                    growth or
                                    improvements in
                                    equity valuation
--------------------- ------------- --------------------- ----------------------
SPECIAL EQUITY FUND  Long-term      Invests principally   Intelligence Risk
                     capital        in common and         Liquidity Risk
                     appreciation   preferred stocks of   Market Risk
                     from equity    small and medium      Mid-Capitalization
                     securities of  companies               Stock Risk
                     small- and         		  Price Risk
		     medium-	    Invests at least 80%  Small-Capitalization
		     capitalization of its assets in	    Stock Risk
		     companies	    equity securities,
				    generally common
				    and preferred stocks

                             	    Seeks investments
                      		    with the potential
                     	            for capital
                                    appreciation as a
                                    result of earnings
                                    growth or
                                    improvements in
                                    equity valuation
--------------------- ------------- --------------------- ----------------------
INTERNATIONAL EQUITY Long-term      Invests principally   Currency Risk
FUND                 capital        in common and         Economic Risk
		     appreciation   preferred stocks of   Emerging Markets
		     from foreign   non-U.S. companies      Risk
                     equity	    of any size in  	  Intelligence Risk
		     securities;    developed as well as  Liquidity Risk
		     income is the  emerging markets	  Market Risk
		     secondary				  Mid-Capitalization
                     objective	    Invests at least 80%  Stock Risk
                       		    of its assets in 	  Political Risk
		           	    equity securities,    Price Risk
		      	    	    generally common      Small-Capitalization
				    and preferred stocks    Stock Risk

                       		    Seeks to achieve
                                    returns from capital
                                    appreciation due to
                                    improvements in
                                    equity valuation and
                                    earnings growth
--------------------- ------------- --------------------- ----------------------



Fund                    Goal        Principal Strategies  Principal Risk Factors
--------------------- ------------- --------------------- ----------------------
EMERGING MARKETS     Long-term      Invests 80% of its    Currency Risk
EQUITY FUND          capital        assets in common and  Economic Risk
                     appreciation   preferred stocks of   Emerging Markets
                     from emerging  companies in 	    Risk
		     market equity  emerging market and   Intelligence Risk
		     securities	    developing countries  Liquidity Risk
                       		    			  Market Risk
				    Seeks to achieve      Mid-Capitalization
                     		    returns from capital    Stock Risk
                                    appreciation due to   Political Risk
                                    improvements in       Small-Capitalization
                                    equity valuation and    Stock Risk
                                    earnings growth
--------------------- ------------- --------------------- ----------------------
BOND FUND            High current   Invests principally   Credit Risk
                     income by      in investment grade   Economic Risk
                     investing      debt securities of    Intelligence Risk
                     primarily in   any maturity          Interest Rate Risk
                     fixed-income                         Liquidity Risk
		     securities	    Invests at least 80%  Prepayment Risk
				    of its assets in bonds
				    (debt securities)

                    		    Seeks to achieve
                                    incremental return
                                    through analysis of
                                    relative credit and
                                    valuation of debt
                                    securities
--------------------- ------------- --------------------- ----------------------
GLOBAL BOND FUND     High total     Invests principally   Credit Risk
		     return, both   in high quality debt  Currency Risk
                     through income securities of	  Economic Risk
		     and capital    government,		  Emerging Market Risk
                     appreciation,  corporate and      	  Intelligence Risk
                     by investing   supranational         Interest Rate Risk
                     principally in organizations         Liquidity Risk
                     domestic and   of any maturity       Non-Diversified
                     foreign fixed-  			    Fund Risk
		     income 	    Invests at least	  Political Risk
		     securities	    80% of its assets in  Prepayment Risk
				    bonds (debt securities)

				    Seeks to achieve
                    		    incremental return
                          	    through credit
                                    analysis and
                                    anticipation of
                                    changes in interest
                                    rates within and
                                    among various
                                    countries
--------------------- ------------- --------------------- ----------------------
MONEY MARKET FUND    Maximize	    Invests in a broad 	  Credit Risk
		     current income spectrum of money	  Inflation Risk
		     and maintain a market securities,    Interest Rate Risk
		     high level of  such as U.S. Govern-
		     liquidity      ment securities,
				    commercial paper,
				    securities of domes-
				    tic and foreign banks,
				    asset-backed securities
				    and corporate debt

				    Invests all of its assets
				    in a seperate registered
				    investment company
--------------------- ------------- --------------------- ----------------------




Principal Risk Factors
----------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. As with investments in any of the Funds, an investment in the Money Market Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The following is a discussion of the principal risk factors of the Funds.

Credit Risk	The likelihood that a debtor will be unable to pay
-----------	interest or principal payments as planned is
		typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's
		Investors Services, Inc. and Standard & Poor's
		Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk.

Currency Risk	The value of foreign securities in an investor's
-------------	home currency depends both upon the price of the
		securities and the exchange rate of the currency.
		Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar.
		Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk	The prevailing economic environment is important
-------------	to the health of all businesses. However, some
		companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets Investments in emerging markets securities involve
Risk		 all of the risks of investments in
---------------- foreign securities, and also have additional
		 risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves.
		 In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Inflation Risk	Inflation risk is the risk that the price of an
--------------	asset, or the income generated by an asset, will
		not keep up with the cost of living. Almost all financial assets have some inflation risk.

Intelligence  	Intelligence risk is a term created by The
Risk		Managers Funds LLC to describe the risks taken by
------------	mutual fund investors in hiring professional asset
		managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Interest Rate 	Changes in interest rates can impact bond
Risk		prices in several ways. As interest rates rise,
-------------	the fixed coupon payments (cash flows) of debt
		securities become less competitive with the market and thus the price of the securities will fall.
		The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or DURATION over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk.

--------------------------------------------------------------------------
DURATION is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio.
It is used to evaluate such bond or portfolio's interest rate sensitivity. The longer the duration of the security, the more sensitive the security is to changes in interest rates.
--------------------------------------------------------------------------


Risk/Return Summary

Liquidity Risk	This is the risk that the Fund cannot sell a
--------------	security at a reasonable price within a reasonable
		time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk	Market risk is also called systematic risk. It
-----------	typically refers to the basic variability that
		stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets.
		Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-	 	Mid-capitalization companies often have
Capitalization	greater price volatility, lower trading volume
Stock Risk	and less liquidity than larger, more established
--------------	companies. These companies tend to have smaller
		revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified A Fund which is "non-diversified" can invest more
Fund Risk	of its assets in a single issuer than
---------------	that of a diversified fund. To the extent that a
		Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer.
		Specific risk can be reduced through
		diversification. It can be measured by
		calculating how much of a portfolio is
		concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk	Changes in the political status of any country can
--------------	have profound effects on the value of securities
		within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Prepayment Risk	Many bonds have call provisions which allow the
---------------	debtors to pay them back before maturity. This is
		especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Price Risk	As investors perceive and forecast good business
----------	prospects, they are willing to pay higher prices
		for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Sector Risk	Companies that are in similar businesses may be
-----------	similarly affected by particular economic or
		market events, which may, in certain
		circumstances, cause the value of securities in all companies in that sector to decrease. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-		Small-capitalization companies often have
Capitalization	greater price volatility, lower trading
Stock Risk	volume and less liquidity than larger, more
--------------	established companies. These companies tend to
		have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Value Stock 	"Value" stocks can perform differently from the
Risk		market as a whole and other types of stocks and
-----------	can continue to be undervalued by the market for
		long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, the Funds may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.


Risk/Return Summary

PERFORMANCE SUMMARY
-------------------
The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund's inception). Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.



	Annual Total Returns - Last Ten Calendar Years
 		    Managers Value Fund
		    -------------------


	Year			Annual Return
	----			-------------
	1993			 12.5%
	1994			  1.0%
	1995			 34.4%
	1996			 17.1%
	1997			 27.2%
	1998			 11.7%
	1999			  4.2%
	2000			  9.8%
	2001			  2.9%
	2002			-23.8%


	Best Quarter:    14.4% (4th Quarter 1998)
	Worst Quarter:  -20.6% (3rd Quarter 2002)


	Annual Total Returns - Last Ten Calendar Years
	      Managers Capital Appreciation Fund
	      ----------------------------------


	Year			Annual Return
	----			-------------
	1993			 16.7%
	1994			 -1.5%
	1995			 33.4%
	1996			 13.7%
	1997			 12.7%
	1998			 57.3%
	1999			103.0%
	2000			-22.2%
	2001			-31.6%
	2002			-30.5%





	Best Quarter:    58.4% (4th Quarter 1999)
	Worst Quarter:  -25.8% (1st Quarter 2001)

	Annual Total Returns - Since Inception on June 19, 2000
			Managers Small Company Fund
			---------------------------

	Year			Annual Return
	----			-------------
	2001			-12.2%
	2002			-21.6%



	Best Quarter:    17.9% (4th Quarter 2001)
	Worst Quarter:  -20.9% (3rd Quarter 2001)



		Annual Total Returns - Last Ten Calendar Years
			Managers Special Equity Fund
			----------------------------


	Year			Annual Return
	----			-------------
	1993			 17.4%
	1994			 -2.0%
	1995			 33.9%
	1996			 24.8%
	1997			 24.4%
	1998			  0.2%
	1999			 54.1%
	2000			 -2.6%
	2001			 -8.1%
	2002			-22.0%



	Best Quarter:    35.9% (4th Quarter 1999)
	Worst Quarter:  -23.7%  (3rd Quarter 2001)




		  Annual Total Returns - Last Ten Calendar Years
			Managers International Equity Fund
			----------------------------------


	Year			Annual Return
	----			-------------
 	1993			 38.2%
	1994			  2.0%
	1995			 16.2%
	1996			 12.8%
	1997			 10.8%
	1998			 14.5%
	1999			 25.3%
	2000			 -8.5%
	2001			-23.4%
	2002			-16.7%




	Best Quarter:	 13.9%  (4th Quarter 1998)
	Worst Quarter:  -20.1%  (3rd Quarter 2002)


				Risk/Return Summary

	Annual Total Returns - Since Inception on February 9, 1998
		Managers Emerging Markets Equity Fund
		-------------------------------------


	Year			Annual Return
	----			-------------
 	1999			 90.1%
	2000			-26.7%
	2001			 -0.6%
	2002			 -8.0%



	Best Quarter:    43.7% (4th Quarter 1999)
	Worst Quarter:  -25.1%  (3rd Quarter 2001)






	    Annual Total Returns - Last Ten Calendar Years
			Managers Bond Fund
			------------------

	Year			Annual Return
	----			-------------
 	1993			 11.6%
	1994			 -7.3%
	1995			 30.9%
	1996			  5.0%
	1997			 10.4%
	1998			  3.3%
	1999			  3.7%
	2000			  9.4%
	2001			  9.6%
	2002			 11.0%




	Best Quarter:   9.7%  (1st Quarter 1995)
	Worst Quarter: -3.6%  (1st Quarter 1996)

	Annual Total Returns - Since Inception on March 25, 1994
			Managers Global Bond Fund
			-------------------------


	Year			Annual Return
	----			-------------
 	1995			 19.1%
	1996			  4.4%
	1997			  0.2%
	1998			 19.3%
	1999			-10.0%
	2000			 -1.6%
	2001			 -4.1%
	2002			 18.9%




	Best Quarter:   12.5%  (1st Quarter 1995)
	Worst Quarter:  -5.5%  (1st Quarter 1999)



		Annual Total Returns - Last Ten Calendar Years
			Managers Money Market Fund
			--------------------------

	Year			Annual Return
	----			-------------
	1993			2.5%
	1994			3.2%
 	1995			5.4%
	1996			5.5%
	1997			5.4%
	1998			5.2%
	1999			4.9%
	2000			6.1%
	2001			3.9%
	2002			1.4%




	Best Quarter:    1.7%  (1st Quarter 1995)
	Worst Quarter:   0.3%  (4th Quarter 2002)



			Risk/Return Summary

The following table illustrates the risks of investing in the Fund by showing how each Fund's performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of the indexes is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

		Average Annual Total Returns (1)
			(as of 12/31/02)


						   Since	Inception
			1 Year	5 Years	10 Years   Inception	Date
			------	-------	--------   ---------	---------
Value Fund							10/31/84
----------
  Return Before Taxes	-23.79%   0.04%	 8.58%	    11.01%
  Return After Taxes on
   Distributions	-24.06%	 -1.97%	 5.32%	     N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	-14.52%	 -0.21%	 6.04%	     N/A
 S&P 500 Index
  (before taxes)	-22.10%	 -0.59%  9.34%	     12.52%

Capital Appreciation
 Fund								 6/1/84
--------------------
  Return Before Taxes	-30.49%	  3.41%	 8.79%	     11.88%
  Return After Taxes on
   Distributions	-30.49    1.32   5.35%       N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares  -18.72%   2.91%  6.22%	     N/A
  S&P 500 Index
   (before taxes)	-22.10%  -0.59%	 9.34%	     12.83%

Small Company Fund						 6/19/00
------------------
  Return Before Taxes	-21.57%   N/A	 N/A	    -16.15%
  Return After Taxes on
   Distributions	-21.57%	  N/A	 N/A	    -16.17%
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	-13.24%	  N/A	 N/A	    -12.56%
 Russell 2000 Index
  (before taxes)	-20.48%	 -1.36%  7.15%	    -10.33%

Special Equity Fund						 6/1/84
-------------------
  Return Before Taxes	-21.98%   1.53%	 9.95%	    12.63%
  Return After Taxes on
   Distributions	-21.98%	  0.55%	 8.28%	     N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	-13.50%	  1.12%	 7.77%	     N/A
 Russell 2000 Index
  (before taxes)	-20.48%	 -1.36%  7.15%	     9.40%

International Equity
 Fund								12/31/85							--------------------
  Return Before Taxes	-16.71%	 -3.46%	 5.56%	     8.56%
  Return After Taxes on
   Distributions	-16.81%  -4.31%  4.58%       N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares  -10.26%  -2.55%  4.58%	     N/A
  MSCI EAFE Index
   (before taxes) (a)	-15.94%  -2.89%	 4.00%	     7.36%

Emerging Markets Equity
 Fund								 2/9/98
-----------------------
  Return Before Taxes	 -7.95%   N/A	 N/A	    -0.27%
  Return After Taxes on
   Distributions	 -7.95%	  N/A	 N/A	    -0.92%
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	 -4.88%	  N/A	 N/A	    -0.39
 MSCI Emerging Markets Free
  Index(before taxes)(b) -6.00%	 -4.58%  1.31%	    -4.38%

---------------------------------------------------------------------------



Total Return is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

For more information on the current yields of the Money Market
Fund, please call
(800) 835-3879.


						   Since	Inception
			1 Year	5 Years	10 Years   Inception	Date
			------	-------	--------   ---------	---------
Bond Fund							6/1/84
---------
  Return Before Taxes	 10.98%   7.35%	 8.39%	    10.19%
  Return After Taxes on
   Distributions	  8.66%	  4.47%	 5.40%	     N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	  6.65%	  4.46%	 5.26%	     N/A
 Lehman Bros. Govt/Credit
  Index (before taxes)	 11.04%	  7.62%  7.61%	     9.97%

Global Bond Fund						3/25/94
----------------
  Return Before Taxes	 18.85%   3.78%	  N/A	    4.54%
  Return After Taxes on
   Distributions	 17.18%	  2.20%	  N/A	    2.90%
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	 11.56%	  2.27%	  N/A	    2.86%
 Salomon World Govt Bond
  Index (before taxes)	 19.49%	  5.82%  6.64%	    6.18%

Money Market Fund	  1.36%	  4.28%  4.33%       N/A	6/1/84
-----------------
  3-Month Treasury Bill	  1.78%   4.48%	 4.64%       N/A



(a) Net dividends are reinvested.
(b) Gross dividends are reinvested.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-------------------------------------------------------------------------



FEES AND EXPENSES
-----------------

WHAT IS THE MANAGEMENT FEE?
---------------------------
Except for the Money Market Fund, the Management Fee is the fee paid to The Managers Funds LLC, a portion of which is paid to the asset manager(s) who manage each Fund's portfolio. For the Money Market Fund, it is the fee paid to JPMorgan Fleming Asset Management Inc., which manages the Portfolio, JPMorgan Prime Money Market Fund in which the Fund invests substantially all of its investable assets.


This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.



Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of the offering price)		None
Maximum Deferred Sales Charge (Load)			None
Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends and Other Distributions			None
Redemption Fee						None
Exchange Fee						None
Maximum Account Fee					None




				Risk/Return Summary

			Annual Fund Operating Expenses
			------------------------------
		(expenses that are deducted from Fund assets)



								 Total Annual	Fee Waiver
			Management 	Distribution	Other	 Fund Operating	and/or Expense	Net
			Fees		(12-b1) Fees	Expenses Expenses	Reimbursement	Expenses
			----------	------------	-------- -------------- --------------  --------
Value Fund (1)		0.75%		0.00%		0.60%	 1.35%		  -		  -
Capital Appreciation
  Fund (1)		0.80%		0.00%		0.63%	 1.43%		  -		  -
Small Company Fund (2) 	0.90%		0.00%		0.80%	 1.70% 		(0.25%)		1.45%
Special Equity Fund (1)	0.90%		0.00%		0.42%	 1.32%		  -	  	  -
International Equity
  Fund (1)		0.90%		0.00%		0.66%	 1.56%		  -		  -
Emerging Markets
  Equity Fund (2)	1.15%		0.00%		1.03%	 2.18%		(0.19%)		1.99%
Bond Fund (2)		0.625%		0.00%		0.54%	 1.17%		(0.18%)		0.99%
Global Bond Fund (1)	0.70%		0.00%		0.86%	 1.56%		  -		  -
Money Market Fund(3)(4) 0.10%		0.00%		0.65%	 0.75%		(0.19)%		0.56%




(1) Certain Funds have entered into arrangements with unaffiliated broker-dealers to pay a portion of such Funds' expenses. In addition, all the Funds may receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the following Funds incurred actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2002 in amounts less than the amounts shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2002 for the Funds were as follows: Value Fund - 1.28%, Capital Appreciation Fund - 1.39%, Special Equity Fund -1.31%, International Equity Fund - 1.54%, and Global Bond Fund - 1.55%.

(2) The Managers Funds LLC has contractually agreed, through at least May 1, 2004, to limit Total Annual Fund Operating
Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to 1.45%, 1.99% and 0.99% for Managers Small Company Fund, Managers Emerging Markets Equity
Fund and Managers Bond Fund, respectively, subject to later reimbursement by the respective Fund in certain circumstances.
In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund's contractual expense limitation, The Managers Funds LLC may recover from the Fund fees waived and expenses paid to the extent that the Fund's Total Annual
Fund Operating Expenses do not exceed that Fund's contractual expense limitation amount. See "The Managers Funds:
Small Company Fund - Portfolio Management of the Fund; Emerging
Markets Equity Fund - Portfolio Management of the
Fund and Bond Fund - Portfolio Management of the Fund."

(3) The expenses shown above reflect the fact that the shareholders of the Fund will indirectly bear their pro rata share of the annual operating expenses of the Portfolio, in which the Fund invests substantially all of its investable assets.

(4) The Fund's Total Annual Fund Operating Expenses reflect the fact that the Institutional Class Shares of the JPMorgan Prime Money Market Fund in which the Fund invests is subject to a contractual limitation on expenses through December 31, 2004. Under that limitation, the total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses relating to the Portfolio's Deferred Compensation Plan) for that class of the Portfolio are limited to 0.20% of the Portfolio's average daily net assets.

Example
-------
This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


				1 Year	3 Years	5 Years	10 Years
                        	------  ------- ------- --------
Value Fund 			$137	$429	$741	$1,625

Capital Appreciation Fund 	$146	$454	$783	$1,715

Small Company Fund 		$148	$500	$889	$1,978

Special Equity Fund 		$134	$419	$725	$1,592

International Equity Fund 	$159	$494	$851	$1,858

Emerging Markets Equity Fund	$202	$656	$1,144	$2,492

Bond Fund 			$101	$346	$618	$1,397

Global Bond Fund 		$159	$494	$851	$1,858

Money Market Fund		$ 57	$212	$389	$  904



The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.




Summary of the Funds
--------------------

THE MANAGERS FUNDS
------------------

The Managers Funds Family of Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies.
Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street,
Prides Crossing, MA 01965, serves as the investment manager to the Funds (with the exception of the Money Market Fund) and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio.
It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Funds. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without shareholder approval, but subject to notification within 60 days of any such changes.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Funds' distributor. MDI receives no compensation from the Funds for its services as distributor.


-------------------------------------------------------------------
More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.

WHAT AM I INVESTING IN?
-----------------------
You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.
--------------------------------------------------------------------



						Risk/Return Summary

			Value Fund
			----------

FUND FACTS
______________________________________________________________________

Objective: 		Long-term capital appreciation; income is the
			secondary objective

Investment Focus: 	Equity securities of medium and large U.S.
			companies

Benchmark: 		S&P 500 Index

Ticker: 		MGIEX
______________________________________________________________________

Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.



Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2002, the S&P 500 Index included companies with capitalizations from $279 million to $276 billion.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a dividend yield oriented value approach whereby it principally selects securities from among those that yield more than the S&P 500 Index. The other asset manager invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies. It examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security when it believes the sale is in the Fund's interest.
This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.


Summary of the Funds			14

Should I Invest in this Fund?
-----------------------------

	This Fund may be suitable if you:

	* Are seeking an opportunity for additional returns through medium- to large-capitalization equities in your investment portfolio

	* Are willing to accept a moderate risk investment

	* Have an investment time horizon of five years or more



	This Fund may not be suitable if you:

	* Are seeking stability of principal

	* Are investing with a shorter time horizon in mind

	* Are uncomfortable with stock market risk


Portfolio Management of the Fund
--------------------------------
Armstrong Shaw Associates Inc. ("Armstrong Shaw") and Osprey
Partners Investment Management, LLC ("Osprey Partners") each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March
2000. Armstrong Shaw, located at 45 Grove Street, New Canaan, Connecticut, was founded in 1984. As of December 31, 2002, Armstrong Shaw had assets under management of approximately $4.2 billion. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of the Fund since September 2001. Osprey Partners, located at 1040 Broad Street,
Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2002, Osprey Partners had assets under management of approximately $3.0 billion. John W. Liang is the lead portfolio manager for the portion of the Fund managed by Osprey Partners.
He is a Managing Partner and the Chief Investment Officer of Osprey Partners. He has been employed by the firm as a portfolio manager since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.75% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

		Capital Appreciation Fund
		-------------------------

FUND FACTS
_____________________________________________________________________

Objective: 		Long-term capital appreciation; income is the
			secondary objective

Investment Focus: 	Equity securities of medium and large U.S.
			companies

Benchmark: 		S&P 500 Index

Ticker: 		MGCAX
_____________________________________________________________________

Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2002, the S&P 500 Index included companies with capitalizations from $279 million to $276 billion.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both asset managers emphasize a growth approach to investing, that is, each selects stocks of companies that it believes can generate strong growth in earnings and/or cash flow. One asset manager is typically, though not exclusively, attempting to identify companies expected to exhibit explosive earnings growth in the near term. The other asset manager is typically, though not exclusively, attempting to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over longer periods. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. One asset manager expects to generate returns almost exclusively from capital appreciation due to earnings growth, while the other asset manager expects to generate returns from capital appreciation due to both earnings and an improvement in the market's valuation of that stock. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security when it believes the sale is in the Fund's interest.
This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.



Summary of the Funds					16

Should I Invest in this Fund?
-----------------------------

	This Fund may be suitable if you:

	* Are seeking an opportunity for some additional returns through medium-to large-capitalization equities in your investment portfolio

	* Are willing to accept a higher degree of risk for the opportunity of higher potential returns

	* Have an investment time horizon of five years or more

	This Fund may not be suitable if you:

	* Are seeking stability of principal

	* Are investing with a shorter time horizon in mind

	* Are uncomfortable with stock market risk

Portfolio Management of the Fund
--------------------------------
Essex Investment Management Company, LLC ("Essex") and Bramwell
Capital Management, Inc. ("Bramwell") each manage a portion of the Fund.

Essex has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2002, Essex had assets under management of approximately $4.2 billion. Stephen D. Cutler and Malcolm MacColl are the portfolio managers for the portion of the Fund managed by Essex. Mr. Cutler is the President of, and a portfolio manager for, Essex, positions he has held since 1989. Mr. MacColl has been a portfolio manager for Essex since 1994.

Bramwell has managed a portion of the Fund since June 2003. Bramwell, located at 745 Fifth Avenue, New York, New York, was founded in 1994. As of March 31, 2003, Bramwell had assets under management of approximately $689 million.

Elizabeth Bramwell is the portfolio manager for the portion of the Fund managed by Bramwell. She has been the President of, and a portfolio manager for, Bramwell since 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.80% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Essex and Bramwell.

			Small Company Fund
			------------------

FUND FACTS
___________________________________________________________________

Objective: 		Long-term capital appreciation

Investment Focus: 	Equity securities of small companies

Benchmark: Russell 2000 Index

Ticker: MSCFX
___________________________________________________________________

Objective
---------
The Fund's objective is to achieve long-term capital appreciation by investing in the equity securities of small companies.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies with the potential for long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its assets in small companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index; this policy may not be changed without providing shareholders 60 days notice. The
Fund may retain securities that it already has purchased even if the specific company outgrows the Fund's capitalization limits.
As of December 31, 2002, the Russell 2000 Index included companies with capitalizations from $5.5 million to $2.4 billion.

The Fund's assets currently are managed by a single asset manager. The asset manager focuses exclusively on stocks of small companies whose businesses are expanding. The asset manager seeks to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. The asset manager examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset manager, thus, expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security when it believes the sale is in the Fund's interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.



Summary of the Funds					18

Should I Invest in this Fund?
-----------------------------

	This Fund may be suitable if you:

	* Are seeking an opportunity for additional returns through small company equities in your investment portfolio

	* Are willing to accept a higher degree of risk for the opportunity of higher potential returns

	* Have an investment time horizon of five years or more


	This Fund may not be suitable if you:

	* Are seeking stability of principal

	* Are investing with a shorter time horizon in mind

	* Are uncomfortable with stock market risk

	* Are seeking current income


Portfolio Management of the Fund
--------------------------------
Kalmar Investment Advisers ("Kalmar") manages the entire Fund and has managed at least a portion of the Fund since the Fund's inception.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett
Pike, Wilmington, Delaware, is a Delaware Business Trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2002, the two Kalmar organizations had assets under management totaling approximately $810 million in small company stocks. Ford B. Draper, Jr. leads the eight-person research/portfolio management team for the portion of the Fund managed by Kalmar. Mr. Draper is the President and Chief Investment Officer of Kalmar, positions he has held since 1982. Kalmar is 100% employee owned.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Kalmar.

The Managers Funds LLC ("the Investment Manager") has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.45% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.45% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

			Special Equity Fund
			-------------------

FUND FACTS
_____________________________________________________________________

Objective: 		Long-term capital appreciation

Investment Focus: 	Equity securities of small- and medium-sized
			U.S. companies

Benchmark: 		Russell 2000 Index

Ticker: 		MGSEX
_____________________________________________________________________


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small-and medium-sized companies. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 2002 the Russell
2000 Index included companies with capitalizations from $5.5 million to $2.4 billion. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, generally common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.


Should I Invest in this Fund?
-----------------------------

	This Fund may be suitable if you:

	* Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

	* Are willing to accept a higher degree of risk for the opportunity of higher potential returns



Summary of the Funds					20

	* Have an investment time horizon of five years or more


	This Fund may not be suitable if you:

	* Are seeking stability of principal

	* Are investing with a shorter time horizon in mind

	* Are uncomfortable with stock market risk

	* Are seeking current income


Portfolio Management of the Fund
--------------------------------
Donald Smith & Co., Inc. ("Donald Smith"), Kern Capital
Management LLC ("Kern"), Pilgrim Baxter & Associates, Ltd.
("Pilgrim Baxter"), Skyline Asset Management, L.P. ("Skyline") and Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at East 80, Route 4, Paramus, New Jersey. As of December 31, 2002, Donald Smith had approximately $994 million in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President of and a portfolio manager for Donald Smith since 1983.

Kern has managed a portion of the Fund since September 1997.
Kern, located at 114 West 47 th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2002, Kern had assets under management of approximately $1.2 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and
CEO of, and a portfolio manager for, Kern, positions he has held since the firm's formation. Prior to that time, he was Senior
Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Pilgrim Baxter has managed a portion of the Fund since October
1994. Pilgrim Baxter, located at 825 Duportail Road, Wayne, Pennsylvania, was formed in 1982. As of December 31, 2002, Pilgrim Baxter had assets under management of approximately $8.6 billion.
Gary L. Pilgrim and a team of portfolio managers are the portfolio managers for the portion of the Fund managed by Pilgrim Baxter. Mr. Pilgrim is Director, President and Chief Investment Officer of Pilgrim Baxter and has been with the firm since its formation.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2002, Skyline had assets under management of approximately $1.2 billion. William M. Dutton and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is a portfolio manager for and is the Managing Partner of Skyline, positions he has held since the firm's formation.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2002, Westport had assets under management of approximately $3.2 billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of, and a portfolio manager for, Westport and has acted in those capacities for the firm since its formation. Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport and has acted in those capacities for the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to each of the sub-advisors Donald Smith, Kern, Pilgrim Baxter, Skyline and Westport.

		     International Equity Fund
		     -------------------------

FUND FACTS
_________________________________________________________________________

Objective: 		Long-term capital appreciation; income is the
			secondary objective

Investment Focus: 	Equity securities of non-U.S. companies

Benchmark: 		MSCI EAFE Index

Ticker: 		MGITX
_________________________________________________________________________


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size in developed as well as emerging markets. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, generally common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice.

The Fund's assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value.
The asset manager uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the asset manager may identify broad-based, demographic trends, such as an increase in the average age of a region's population, that may make investments in particular companies or industries particularly attractive. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security when it believes the sale is in the Fund's interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.



Summary of the Funds					22

Should I Invest in this Fund?
-----------------------------

	This Fund may be suitable if you:

	* Are seeking an opportunity for additional returns through international equities in your investment portfolio

	* Are willing to accept a moderate risk investment

	* Have an investment time horizon of five years or more

	This Fund may not be suitable if you:

	* Are seeking stability of principal

	* Are investing with a shorter time horizon in mind

	* Are uncomfortable with stock market risk

	* Are seeking current income


Portfolio Management of the Fund
--------------------------------
Deutsche Investment Management Americas, Inc. ("DIMA"), Bernstein
Investment Research and Management ("Bernstein") and Mastholm Asset Management, L.L.C. ("Mastholm") each manage a portion of the Fund.

DIMA, formerly Zurich Scudder Investments, Inc., has managed a portion of the Fund since December 1989. DIMA, located at 345 Park Avenue, New York, New York, was founded in 1919. As of December 31, 2002, DIMA and its affiliates had assets under management in excess of $388.6 billion globally. William E. Holzer is the portfolio manager for the portion of the Fund managed by DIMA. He is a portfolio manager for and a Managing Director of DIMA, positions he has held with the firm since 1980.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of Alliance Capital Management L.P. which was first organized in 1962. As of December 31, 2002, Alliance Capital Management L.P. had approximately $386.6 billion in assets under management. Andrew S. Adelson is the portfolio manager for the Fund. He is the Chief Investment Officer of Global Value Equities. Mr. Adelson has been a portfolio manager for Bernstein since 1980.

Mastholm has managed a portion of the Fund since March 2000. Mastholm, located at 10500 N.E. 8 th Street, Bellevue, Washington, was founded in 1997. As of December 31, 2002, Mastholm had assets under management of approximately $3.1 billion. Mastholm uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson, and includes Joseph Jordan and Douglas Allen. Mr. Tyson is a Managing Director of, and a portfolio manager for, Mastholm, positions he has held since 1997. Prior to joining the firm, he was Vice President of Investors Research Corporation since 1989. Mr. Jordan is a Director of, and portfolio manager for, Mastholm, positions that he has held since 1997. Prior to joining the firm, he was an International Investment Analyst at Investors Research Corporation since 1992. Mr. Allen is a Director of, and portfolio manager for, Mastholm, positions he has held since 1999. Prior to joining the firm, he was an International
Investment Analyst for American Century Investment Management since 1995.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to DIMA, Bernstein and Mastholm.

		    Emerging Markets Equity Fund
		    ----------------------------

FUND FACTS
___________________________________________________________________

Objective: 		Long-term capital appreciation

Investment Focus: 	Equity securities of emerging market or
			developing countries

Benchmark: 		MSCI Emerging Markets Free Index

Ticker: 		MEMEX
___________________________________________________________________


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East; this policy may not be changed without providing shareholders 60 days notice. The Fund may invest in companies of any size.

Currently, the asset manager of the Fund seeks to keep the Fund diversified across a variety of markets, countries and regions.
In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth. First, the asset manager assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The asset manager then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential, or if the political, economic or financial health of the country changes.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should I Invest in this Fund?
-----------------------------

	This Fund may be suitable if you:

	* Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

	* Have an investment time horizon of seven years or more

	This Fund may not be suitable if you:

	* Are seeking a conservative risk investment

	* Are investing with a shorter time horizon in mind

	* Are seeking stability of principal or current income




Summary of the Funds				24

Portfolio Management of the Fund
--------------------------------
Rexiter Capital Management Limited ("Rexiter") manages the Fund.
Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund's inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James's Square, London, England, was founded in 1997. As of December 31, 2002, Rexiter had assets under management of approximately $759 million. Kenneth King and Murray Davey are the portfolio managers for the Fund. Mr. King is the Chief Investment Officer of Rexiter, a position he has held since the firm's formation. Prior to joining the firm, he was the head of Emerging Markets at Kleinwort Benson Investment since 1992. Mr. Davey is a Senior Portfolio Manager of Rexiter, a position he has held since the firm's formation. From 1986 to 1997 he was a Director of Kleinwort Benson Investment Management Limited.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 1.15% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Rexiter.

The Managers Funds LLC ("the Investment Manager") has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.99% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

			     Bond Fund
			     ---------

FUND FACTS
____________________________________________________________________

Objective: 		High current income

Investment Focus: 	Fixed-income securities

Benchmark: 		Lehman Bros. Govt/Credit Index

Ticker: 		MGFIX
____________________________________________________________________

Objective
---------
The Fund's objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related and other asset-backed securities and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments. Under normal circumstances, the Fund invests at least 80% of its assets in bonds (debt securities); this policy may not be changed without providing shareholders 60 days notice.

In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength of the issuer of the security, current interest rates, the asset manager's expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the asset manager's expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, the asset manager generally seeks fixed-income securities of issuers whose credit profiles the asset manager believes are improving.
Second, the Fund makes significant use of securities whose price changes may not have a direct correlation with changes in interest rates. The asset manager believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in this type of securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the asset manager analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that the asset manager believes may produce attractive returns for the Fund in comparison to their risk.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

The asset manager generally prefers securities that are protected against calls (early redemption by the issuer).



Summary of the Funds					26



Should I Invest in this Fund?
-----------------------------

	This Fund may be suitable if you:

	* Are seeking an opportunity for additional fixed-income returns in your investment portfolio

	* Are willing to accept a moderate risk investment

	* Have an investment time horizon of four years or more

	This Fund may not be suitable if you:

	* Are seeking stability of principal

	* Are seeking a conservative risk investment

Portfolio Management of the Fund
--------------------------------
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") manages the entire Fund and has managed at least a portion of the Fund since May 1984. Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2002, Loomis, Sayles had assets under management of approximately $54.8 billion. Daniel J. Fuss is the portfolio manager for the Fund. He has been a Managing Director of and portfolio manager for Loomis, Sayles since 1988.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.625% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

The Investment Manager has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 0.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 0.99% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Global Bond Fund
----------------


FUND FACTS
_______________________________________________________________________

Objective: 		Income and capital appreciation

Investment Focus: 	High quality foreign and domestic fixed-income
			securities

Benchmark: 		Salomon World Govt. Bond Index

Ticker: 		MGGBX
_______________________________________________________________________


Objective
---------
The Fund's objective is to achieve income and capital appreciation through a portfolio of foreign and domestic fixed-income securities.
The Fund's objective may be changed without shareholder approval.
Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, supranational organizations such as the World Bank and the United Nations. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Under normal circumstances, the Fund invests at least 80% of its assets in bonds (debt securities). The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets; this policy may not be changed without providing shareholders 60 days notice. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. The Fund is "non-diversified," which means that, unlike a diversified fund, it may invest more of its assets in the securities of fewer issuers than a diversified fund.

The Fund's assets currently are managed by a single asset manager. The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. The asset manager may utilize forward foreign currency contracts in order to adjust the Fund's allocation in foreign currencies.

The asset manager does not manage this Fund to maintain any given average duration. This gives the manager flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund's average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest risk than the benchmark. A security is typically sold if the asset manager believes the security is overvalued based on its credit, country or duration.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security when it believes the sale is in the Fund's interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.



Summary of the Funds					28

Should I Invest in this Fund?
-----------------------------

	This Fund may be suitable if you:

	* Are seeking an opportunity for additional global fixed-income returns in your investment portfolio

	* Are willing to accept a moderate risk investment

	* Have an investment time horizon of three years or more

	This Fund may not be suitable if you:

	* Are seeking stability of principal

	* Are investing with a shorter time horizon in mind

	* Are uncomfortable with currency and political risk


Portfolio Management of the Fund
--------------------------------
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") has managed the entire Fund since March 2002. Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2002, Loomis, Sayles had assets under management of approximately $54.8 billion. Kenneth M. Buntrock and David W. Rolley are the portfolio managers for the Fund. Both Mr. Buntrock and Mr. Rolley are Vice Presidents and portfolio managers at Loomis, Sayles as a portfolio manager. Mr. Buntrock joined Loomis, Sayles in 1997. Mr. Rolley has been a portfolio manager for Loomis, Sayles since 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.70% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles

			Money Market Fund
			-----------------

FUND FACTS
___________________________________________________________________________

Objective: 		Maximize current income; maintain a high level of
			liquidity

Investment Focus: 	U.S. dollar-denominated money market securities

Benchmark: 		3-month Treasury Bill

Ticker: 		MGMXX
____________________________________________________________________________


Objective
---------
The Fund's objective is to maximize current income and maintain a high level of liquidity.

Principal Investment Strategies
-------------------------------
The Fund looks for investments across a broad spectrum of U.S. dollar-denominated money market securities. It typically emphasizes different types of securities at different times in order to take advantage of changing yield differentials. The Fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, reverse repurchase agreements, as well as asset-backed securities, taxable municipal obligations and other money market instruments. Some of these investments may be purchased on a when-issued or delayed delivery basis.

This Fund, like other money market funds, is subject to a range of federal regulations that are designed to promote stability. For example, it must maintain a weighted average maturity of no more than 90 days, and generally may not invest in any securities with a remaining maturity of more than 13 months. Although keeping the weighted average maturity this short helps the Fund in its pursuit of a stable $1.00 share price, it is possible to lose money by investing in the Fund.

Additionally, money market funds take steps to protect investors against credit risk. Under its investment guidelines, the Fund maintains stricter credit risk standards than federal law requires.

Currently, the Fund pursues its investment objective by investing all of its investable assets in the Institutional Class Shares of the JPMorgan Prime Money Market Fund (the "Portfolio"), a separate registered investment company with substantially the same investment objective and policies as the Fund.

As a shareholder of the Portfolio, the Fund will bear its proportionate share of the expenses of the Institutional Class Shares of the Portfolio and will receive its proportionate share of the dividends paid by such class. The Fund will also be entitled to vote as a shareholder of the Portfolio at any meeting of the Portfolio's Shareholders. In general, the Fund will vote its shares in the Portfolio in accordance with instructions received from shareholders of the Fund. The Fund and the Portfolio expect to maintain consistent objectives. If they do not, the Fund will withdraw from the Portfolio, receiving its assets either in cash or securities.
The Board of Trustees of the Fund will then consider whether the Fund should hire its own investment manager, invest all of its investable assets in another fund or take other appropriate action.




Summary of the Funds					30

WHAT AM I INVESTING IN?
-----------------------
You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. This Fund is not a complete investment program, and there is no guarantee that the Fund will reach its stated goal.


Should I invest in this Fund?
-----------------------------

	This Fund may be suitable if you:

	* Are seeking an opportunity to preserve capital in your investment portfolio

	* Are uncomfortable with risk

	* Are investing with a shorter time horizon in mind

	This Fund may not be suitable if you:

	* Are seeking a moderate or high risk investment

	* Are investing with a longer time horizon in mind


Portfolio Management of the Fund
--------------------------------
J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM") is the investment manager of the Portfolio. JPMFAM is located at 522 Fifth Avenue, New York, New York and is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company.

The Fund pays an annual management fee to JPMFAM indirectly through its investment in the Portfolio. The Portfolio pays JPMFAM a management fee of 0.10% on the Portfolio's average daily net assets. In addition, the Portfolio pays Chase Manhattan Bank, the administrator of the Portfolio and an affiliate of JPMFAM, a fee for administrative and shareholder services performed for the Portfolio and other money market funds within the J.P. Morgan Funds Complex in the amount of 0.10% of the first $100 billion of the average daily net assets in the Complex and 0.05% of the average daily net assets in the Complex in excess of $100 billion. Chase Manhattan Bank has agreed contractually through December 31, 2004 to reimburse the Portfolio to the extent that total operating expenses of the Portfolio (excluding certain items) exceed 0.20% of its average daily net assets.


ManagersChoice
--------------


ManagersChoice (r) Program
--------------------------

ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in The Managers Funds family of mutual funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersfunds.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

Additional Practices/Risks
--------------------------

Other Securities and Investment Practices
-----------------------------------------
The following is a description of some of the other securities and investment practices of the Funds:

Restricted and	Each Fund may purchase restricted or illiquid securities.
Illiquid 	Any securities that are thinly traded or whose resale is
Securities	restricted can be difficult to sell at a desired time and
		price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.
		Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation
		(and, to a much smaller extent, the valuation of the Fund) may have a subjective element.



Repurchase	Each Fund may buy securities with the understanding
Agreements	that the seller will buy them back with interest at
		a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.


Foreign		Each Fund that focuses on U.S. investments may also purchase
Securities	foreign securities. To the extent of any such investment,
		those Funds will be subject to the risks of foreign investing,
		although not to the extent of International Equity Fund, Emerging
		Markets Equity Fund or Global Bond Fund, for which these risks are
		principal risks discussed in the Risk/Return Summary. Foreign
		securities generally are more volatile than their U.S. counterparts,
		in part because of higher political and economic risks, lack of
		reliable information and fluctuations in currency exchange rates.
		These risks are usually higher in less developed countries.

		In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International	Each Fund that focuses on U.S. investments may invest in U.S.
Exposure	companies which generate significant revenues and earnings from
		abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S.
		dollar. These factors, taken as a whole, may adversely affect the price of a Fund's shares.

Initial Public	Each Fund may invest in initial public offerings. To the extent
Offerings	that it does so, the performance of the Fund may be significantly
		affected by such investments.

Derivatives 	Each Fund (other than Money Market Fund) may invest
		in derivatives. Derivatives, which include options, futures and forward currency contracts, are financial instruments whose value derives from another security, an index or financial indicator or a currency. Each Fund may use derivatives to reduce or increase its exposure to market price movements either to protect against losses
		(hedging) or to increase returns.

		While hedging can guard against potential risks, it can increase Fund expenses and can eliminate some opportunities for gains. Derivative positions may not perform as anticipated and can result in losses, which certain types of derivative positions may amplify. In addition, a Fund may suffer losses because it is unable to close out a derivative position when desired. The Funds are not obligated to hedge or otherwise use derivatives in any given circumstance and should not be expected to do so.

High-Yield	Each Fund may invest a limited portion of its total assets in
Bonds		high-yield bonds (frequently referred to as "junk bonds").
		High-yield bonds are debt securities rated below BBB by Standard & Poor's Corporation or Baa3 by Moody's Investors
		Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

			* the risk of a bond's issuer defaulting on principal or
			  interest payments is greater than on higher quality bonds;
			  and

			* issuers of high-yield bonds are less secure financially and
			  are more likely to be hurt by interest rate increases and
			  declines in the health of the issuer or the economy.

When-Issued	Each Fund may invest in securities prior to their date of issue.
Securities	These securities could fall in value by the time they are actually
		issued, which may be any time from a few days to over a year.

Zero-Coupon	Each Fund may invest in bonds in which no periodic coupon is paid
Bonds		over the life of the contract. Instead, both the principal and the
		interest are paid at the maturity date. If it is a deep discounted bond, the gain is subject to income tax.

Step-Up Coupon	Each Fund may invest in bonds that pay a lower coupon rate for an
Bonds		initial period, and then increase to a higher coupon rate.

A Few Words About Risk
----------------------
In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

	* Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

	* Everybody's perception of reward is different; and

	* High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the RISK PREMIUM.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.


----------------------------------------------------------------------
The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.
----------------------------------------------------------------------


In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

About Your Investment
---------------------

FINANCIAL HIGHLIGHTS
--------------------

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or since the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from each Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in each Fund's Annual Report, which is available upon request.


Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year
-------------------------------------------------------------





Managers Value Fund	    For the year ended December 31,
                        ----------------------------------------
			 2002 	 2001 	 2000 	 1999 	 1998
                        ------  ------  ------  ------  --------
Net Asset Value,
Beginning of Year       $27.45  $27.73  $27.50  $30.67   $31.06

Income from Investment
Operations:
  Net investment income   0.15    0.09    0.17    0.30    0.41
  Net realized and
  unrealized gain (loss)
   on investments        (6.65)   0.70    2.45    0.91    3.10
Total from investment   ------  ------   -----   -----   -----
    operations           (6.50)   0.79    2.62    1.21    3.51

Less Distributions to
    Shareholders from:
  Net investment income  (0.16)  (0.08)  (0.17)  (0.29)  (0.41)
  Net realized gain on
    investments          (0.10)  (0.99)  (2.22)  (4.09)  (3.49)
Total distributions     ------  ------  ------  ------  ------
    to shareholders      (0.26)  (1.07)  (2.39)  (4.38)  (3.90)
  Net Asset Value,
   End of Year          $20.69  $27.45  $27.73  $27.50  $30.67
                        ======  ======  ======= ======= ========
==================================================================

Total Return (1)       (23.79)%  2.92%   9.80%   4.15%  11.77%

Ratio of net expenses to
   average net assets (1) 1.28%   1.25%   1.30%   1.35%   1.28%
Ratio of total expenses to
  average net assets (1)  1.35%   1.35%   1.38%   1.35%   1.32%
Ratio of net investment
  income to average
   net assets             0.60%   0.43%   0.61%   0.92%   1.26%
Portfolio turnover         53%    147%    153%     94%     84%
Net assets at end of year
(000's omitted)         $48,001  $63,628 $57,300 $42,471 $69,391
==================================================================


Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year (period)
----------------------------------------------------------------------


Managers Capital
Appreciation Fund	    For the year ended December 31,
                        ----------------------------------------
			 2002 	 2001 	 2000 	 1999 	 1998
                        ------  ------  ------  ------  --------
Net Asset Value,
Beginning of Year       $29.29  $42.79  $61.12  $33.78  $24.24

Income from Investment
Operations:
  Net investment loss    (0.28)  (0.25)  (0.42)  (0.27)  (0.23)
  Net realized and
  unrealized gain (loss)
   on investments        (8.65) (13.25) (13.25)  34.81   14.18
Total from investment   ------  ------  -----   -----   -----
    operations           (8.93) (13.50) (13.67)  34.54   13.95

Less Distributions to
    Shareholders from:
  Net realized gain on
    investments             -       -    (4.66)  (7.20)  (4.41)
  Net Asset Value,
   End of Year          $20.36  $29.29  $42.79  $61.12  $33.78
                        ======  ======  ======= ======= =========

==================================================================
Total Return (1)       (30.49)% (31.55)% (22.20)% 103.02% 57.41%

Ratio of net expenses to
   average net assets(1) 1.39%   1.34%     1.23%  1.26%   1.29%
Ratio of total expenses to
  average net assets (1) 1.43%   1.40%     1.26%  1.30%   1.36%
Ratio of net investment
  loss to average
   net assets           (1.07)% (0.75)%   (0.82)% (0.86)% (0.80)%
Portfolio turnover        141%    265%      306%    200%    252%
Net assets at end of year
(000's omitted)       $107,545 $186,876 $286,515 $248,487 $88,191
==================================================================




Managers Small
Company Fund		For the period ended December 31,
                        ---------------------------------
			 2002 	 2001 	 2000*
                        ------  ------  -------
Net Asset Value,
Beginning of Period     $8.16   $9.29   $10.00

Income from Investment
Operations:
  Net investment loss   (0.13)  (0.07)   (0.01)
  Net realized and
  unrealized loss
   on investments       (1.63)  (1.06)   (0.70)
Total from investment   ------  ------  -------
    operations          (1.76)  (1.13)   (0.71)

Net Asset Value,
   End of Period        $6.40   $8.16    $9.29
                        ======  ======  =======

=====================================================
Total Return (1)       (21.57)% (12.16)% (7.10)% (2)

Ratio of net expenses to
  average net assets (1)  1.40%   1.30%    1.30% (3)
Ratio of total expenses to
  average net assets (1)  1.70%   1.71%    1.72% (3)
Ratio of net investment
  loss to average
   net assets            (1.17)% (0.92)%  (0.45)% (3)
Portfolio turnover        134%    95%      55%  (2)
Net assets at end of year
(000's omitted)         $12,610  $26,764  $25,705
=====================================================



*Commencement of operations was June 19, 2000.

Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year
-------------------------------------------------------------


Managers Special Equity Fund     For the year ended December 31,
                        -------------------------------------------------
			 2002 	   2001     2000        1999       1998
                        ------    ------    ------     ------    --------
Net Asset Value,	$70.59    $76.82    $91.42     $61.23    $61.18
Beginning of Year

Income from Investment
Operations:
  Net investment loss    (0.34)   (0.18)    (0.12)     (0.29)     (0.14)
  Net realized and
  unrealized gain (loss)
   on investments       (15.17)   (6.05)    (2.71)     33.30       0.26
Total from investment   ------   ------     ------     -----      -----
    operations          (15.51)   (6.23)    (2.83)     33.01       0.12

Less Distributions to
    Shareholders from:
  Net realized gain on
    investments             -        -     (11.77)     (2.82)     (0.07)
  Net Asset Value,
   End of Year          $55.08   $70.59    $76.82     $91.42     $61.23
                        ======   ======    =======    =======    ======

========================================================================
Total Return (1)       (21.98)% (8.07)%    (2.56)%     54.11%      0.20%

Ratio of net expenses to
   average net assets(1) 1.31%   1.29%      1.26%       1.31%      1.34%
Ratio of total expenses to
  average net assets (1) 1.32%   1.30%      1.26%       1.31%      1.34%
Ratio of net investment
  loss to average
   net assets           (0.56)% (0.27)%    (0.16)%     (0.47)%    (0.26)%
Portfolio turnover        67%     62%        69%         89%        64%
Net assets at end of year
(000's omitted)      $2,020,821 $2,295,234 $2,132,376 $1,543,150 $959,939
==========================================================================




Managers International
Equity Fund			For the year ended December 31,
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Year	$37.61    $49.38    $58.71     $48.85     $45.58

Income from Investment
Operations:
  Net investment income   0.19      0.20 (4)  0.27       0.35       0.54
  Net realized and
  unrealized gain (loss)
   on investments        (6.48)  (11.72) (4) (5.38)     11.96       6.06
Total from investment   ------    ------    ------      ------    -------
    operations		 (6.29)  (11.52)     (5.11)     12.31       6.60

Less Distributions to
    Shareholders from:
  Net investment income  (0.10)   (0.25)     (0.24)     (0.35)     (0.37)
  Net realized gain on
    investments		    -        -	     (3.98)     (2.10)     (2.96)
Total distributions      ------   ------     ------     ------    -------
    to shareholders      (0.10)   (0.25)     (4.22)     (2.45)     (3.33)
  Net Asset Value,
   End of Year           $31.22   $37.61     $49.38     $58.71     $48.85
                         ======   ======    =======     =======   =======

=========================================================================
Total Return (1)        (16.71)% (23.35)%    (8.46)%    25.28%     14.54%

Ratio of net expenses to
   average net assets (1) 1.54%    1.45%      1.41%      1.40%      1.41%
Ratio of total expenses
to average net assets (1) 1.56%    1.46%      1.42%      1.41%      1.42%
Ratio of net investment
  income to average
   net assets             0.54%    0.46% (4)  0.42%      0.66%      1.05%
Portfolio turnover	   132%     108%        99%         43%       56%
Net assets at end of year
(000's omitted)        $362,561  $560,602   $656,630   $704,209   $552,826
==========================================================================



About Your Investment				37

Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year (period)
----------------------------------------------------------------------



Managers Emerging
Markets Equity Fund		For the period ended December 31,
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998*
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Period     $9.56     $9.63     $14.67     $7.74       $10.00

Income from Investment
Operations:
  Net investment income
   (loss)                0.03     (0.01)     (0.04)     0.03        (0.01)
  Net realized and
  unrealized gain (loss)
   on investments       (0.79)    (0.04)     (3.90)     6.93        (2.25)
Total from investment   ------    ------     ------    ------      --------
    operations          (0.76)    (0.05)     (3.94)     6.96        (2.26)

Less Distributions to
    Shareholders from:
  Net investment income    -         -          -      (0.03)          -
  Net realized gain on
    investments            -      (0.02)     (1.10)       -            -
Total distributions      ------   ------     ------    ------       --------
    to shareholders        -      (0.02)     (1.10)    (0.03)          -
  Net Asset Value,
   End of Period         $8.80    $9.56      $9.63     $14.67         $7.74
                         ======   ======     =======   =======      ========

==============================================================================
Total Return (1)	 (7.95)%  (0.57)%    (26.69)%   90.06%       (22.60)% (2)

Ratio of net expenses to
   average net assets (1) 1.97%    1.94%       1.98%     1.85%         2.54% (3)
Ratio of total expenses
to average net assets (1) 2.18%    2.36%       2.48%     2.52%         3.57% (3)
Ratio of net investment
  income (loss) to
   average net assets     0.32%   (0.09)%     (0.34)%    0.37%       (0.09)% (3)
Portfolio turnover	    68%       69%         40%     119%           89% (2)
Net assets at end of year
(000's omitted)		$22,211   $15,202    $12,390   $12,434       $4,677
==============================================================================



* Commencement of operations was February 9, 1998.



Managers Bond Fund		For the year ended December 31,
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Year	$22.32 	  $21.75    $21.45     $22.19	  $23.72

Income from Investment
Operations:
  Net investment income   1.24      1.44      1.49       1.45       1.46
  Net realized and
  unrealized gain (loss)
   on investments         1.12      0.60      0.48      (0.65)     (0.69)
Total from investment   ------    ------    ------     ------    --------
    operations            2.36      2.04      1.97       0.80       0.77

Less Distributions to
    Shareholders from:
  Net investment income  (1.24)    (1.45)    (1.50)     (1.45)     (1.45)
  Net realized gain (loss)
    on investments          -      (0.02)    (0.17)     (0.09)     (0.85)
Total distributions      ------    ------    ------     ------    --------
    to shareholders      (1.24)    (1.47)    (1.67)     (1.54)     (2.30)
  Net Asset Value,
   End of Year           $23.44    $22.32    $21.75     $21.45     $22.19
                         ======    ======    =======    =======   ========

============================================================================
Total Return (1)          10.98%     9.64%    9.44%       3.66%     3.34%

Ratio of net expenses to
   average net assets (1) 1.00%      1.18%    1.19%       1.25%     1.21%
Ratio of total expenses
to average net assets (1) 1.17%      1.18%    1.20%       1.26%     1.21%
Ratio of net investment
  income to average net
   assets                 5.55%      6.45%    6.91%       6.52%     6.18%
Portfolio turnover          24%        16%      10%         39%       55%
Net assets at end of year
(000's omitted)		$128,341    $66,817  $51,383     $33,389   $42,730

============================================================================

Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year
-------------------------------------------------------------



Managers Global Bond Fund	For the year ended December 31,
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Year	$17.97    $18.98    $19.44     $22.38     $20.93

Income from Investment
Operations:
  Net investment income   0.81      0.57 (4)  0.72       0.82       0.92
  Net realized and
  unrealized gain (loss)
   on investments         2.57    (1.33) (4) (1.06)     (3.05)      3.08
Total from investment   ------    ------    -------    ------     -------
    operations		  3.38    (0.76)     (0.34)     (2.23)      4.00

Less Distributions to
    Shareholders from:
  Net investment income  (0.55)      -       (0.12)     (0.49)     (1.16)
  Net realized gain on
    investments          (0.22)   (0.25)        -       (0.22)     (1.39)
Total distributions     ------    ------    -------    ------     -------
    to shareholders      (0.77)   (0.25)     (0.12)     (0.71)     (2.55)
  Net Asset Value,
   End of Year          $20.58    $17.97    $18.98     $19.44      $22.38
                        ======    ======    =======    =======     =======

============================================================================
Total Return (1)         18.85%    (4.10)%   (1.62)%    (9.97)%     19.27%

Ratio of net expenses to
   average net assets (1) 1.55%     1.45%     1.47%       1.54%      1.53%
Ratio of total expenses
to average net assets (1) 1.56%     1.46%     1.50%       1.54%      1.56%
Ratio of net investment
  income to average
   net assets             4.01%     2.87% (4) 4.07%       3.77%      4.14%
Portfolio turnover	   220%	     244%      176%        171%       232%
Net assets at end of year
(000's omitted)		$19,746    $19,879   $22,723     $19,073    $22,067
============================================================================




The following footnotes are reference points in the Financial Highlights for each of the Funds:

(1) Certain Funds have entered into arrangements with unaffiliated broker-dealers who have paid a portion of the Funds' expenses. In addition, all the Funds have received credits against their custodian expenses for uninvested overnight cash balances. The Managers Funds LLC has waived or reimbursed some expenses for certain Funds. Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.

(2) Not annualized.

(3) Annualized.

(4) Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period on International Equity Global Bond was to decrease net investment income and increase net realized gain (loss) per share by $0.01 and $0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for International Equity and Global Bond would have been 0.46% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.




About Your Investment					39

Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year
-------------------------------------------------------------



Managers Money Market Fund	   Fiscal Year Ended November 30,
				------------------------------------------
				2002	2001	2000	1999	1998
				----	----	----	----	----
Net Asset Value,
Beginning of Year		$1.000	$1.000	$1.000	$1.000	$1.000
				------	------	------	------	------
Income from Investment
Operations:
  Net investment income		 0.014	 0.042	 0.059	 0.047	 0.052
Less Distributions to
    Shareholders from:
  Net investment income 	(0.014)	(0.042)	(0.059)	(0.047)	(0.052)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
                       	        ======  ======  ======= ======= =======

-----------------------------------------------------------------------
Total Return (a)		 1.40%	 4.27%	 6.05%	 4.84%	 5.30%

Ratio of net expenses to
   average net assets (b)	 0.37%	 0.44%	 0.49%	 0.48%	 0.50%

Ratio of net investment
  income to average
   net assets     		 1.41%	 4.18%	 5.89%	 4.74%	 5.17%

Net assets at end of year
(000's omitted)			$37,625	$35,712	$66,593	$53,627	$45,282

Expense Waivers/Offsets (c)
---------------------------
Ratio of total expenses to
   average net assets		 0.43%	 0.44%	 0.51%	 0.63%	 0.70%

Ratio of net investment
   income to average net assets	 1.35%	 4.18%	 5.87%	 4.59%	 4.97%
------------------------------------------------------------------------




(a) Total returns and net investment income would have been lower had certain expenses not been reduced during the year.

(b) Prior to September 4, 2001 the Fund invested all of its investable assets under a "Master-Feeder" arrangement under which expenses of the Master were allocated to the Fund.

(c) Ratio information assuming no reduction of Fund expenses due to waivers, reimbursements or expense offsets.

YOUR ACCOUNT
------------

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are principally traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

Managers International Equity Fund and Managers Emerging Markets Equity
Fund invest in securities that trade in foreign markets. Because substantial time may pass between the time the local market for a security closes and the time a Fund calculates its NAV (typically the close of the NYSE), intervening events may call into question the reliability of the closing local market price for that security. On behalf of Managers International Equity Fund and Managers Emerging Markets Equity Fund, the Manager monitors intervening events that may affect the value of securities held in each Fund's portfolio and, in accordance with procedures adopted by the Funds' Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time each Fund's NAV is calculated.

Minimum Investments in the Funds
--------------------------------
Cash investments in the Funds must be in U.S. dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian Bank will be accepted.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

The following table provides the minimum initial and additional investments in any Fund directly or through ManagersChoice:



			Managers Funds			ManagersChoice
			--------------			--------------
			Initial	   Additional		Initial     Additional
		      Investment   Investment	      Investment    Investment
		      ----------   ----------	      ----------    ----------
Regular Accounts	$2,000	      $100		$50,000		$500
Traditional IRA		 1,000	       100		 50,000		 500
ROTH IRA		 1,000	       100		 50,000		 500
Education Savings Account 1,000	       100		 50,000		 500
SEP IRA			 1,000	       100		 50,000		 500
SIMPLE IRA		 1,000	       100		 50,000		 500



The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.



					About Your Investment  41

HOW TO PURCHASE SHARES
----------------------



	Managers Funds                              ManagersChoice
	--------------				    --------------
By Mail
   * To open your account, complete           * To open your account, complete
     and sign the account application           and sign the account application
     and make your check payable to             and make your check payable to
     The Managers Funds.  Mail the              The Managers Funds.  Mail the
     check and account application to:          check and account application
                                                to:

     The Managers Funds                         The Managers Funds
     c/o BFDS, Inc.                             c/o PFPC Brokerage
     P.O. Box 8517                                Services, Inc.
     Boston, MA  02266-8517                     P.O. Box 9847
                                                Pawtucket, RI 02940-8047

   * To purchase additional shares,           * To purchase additional shares,
     write a letter of instruction (or          write a letter of instruction or
     complete your investment stub).            complete your investment stub).
     Send a check and investment stub           Send a check and investment stub
     or written instructions to the             or written instructions to the
     above address.  Please include             above address.  Please include
     your account number and Fund name          your account number and
     on your check.                             Portfolio name on your check.


By Telephone
 * After establishing this option on          * After establishing this option on
   your account, call the Fund at               your account, call a client
   (800) 252-0682.  The minimum                 service representative at (800)
   additional investment is $100.               358-7668.  The minimum additional
                                                investment is $500.

By Wire
 * Call the Fund at (800) 252-0682.           * Call the Fund at (800) 358-7668.
   Instruct your bank to wire the               Instruct your bank to wire the
   money to State Street Bank and               money to Boston Safe Deposit and
   Trust Company, Boston, MA  02101;            Trust; ABA #011-001234; BFN-The
   ABA #011000028; BFN-The Managers             Managers Funds A/C 04-5810; FBO
   Funds A/C 9905-001-5, FBO                    Shareholder Name, account number
   shareholder name, account number             and Portfolio name.  Please be
   and Fund name.  Please be aware              aware that your bank may charge
   that your bank may charge you a              you a fee for this service.
   fee for this service.


By Internet
 * If your account has already been           Not available.
   established, see our website at
   http://www.managersfunds.com.
   The minimum additional investment
   is $100.







Note:	If you redeem shares following a purchase by check, the
Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.


----------------------------------------------------------------------
A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses. (Also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO SELL SHARES
------------------
You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order in proper form. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.



	Managers Funds                       ManagersChoice
	--------------			     --------------
By Mail
   *     Write a letter of instruction     *  Write a letter of instruction
         containing:                          containing:
         - the name of the Fund(s)           - the name of the
           					Portfolio(s)
         - dollar amount or number of        - dollar amount or number of
           shares to be redeemed               shares to be redeemed
         - your name                         - your name
         - your account number(s)            - your account number(s)
         - signatures of all account         - signature(s) of all account
           owners                              owners

      and mail the written instructions to  and mail the written instructions to
      The Managers Funds, c/o Boston        The Managers Funds, c/o PFPC
      Financial Data Services, Inc., P.O.   Services, Inc., P.O. Box 9847,
      Box 8517, Boston, MA 02266-8517.      Pawtucket, RI 02940-8047.


By Telephone
   *  After establishing this option on    *  After establishing this option on
      your account, call the Fund at          your account, call a client
      (800) 252-0682.                         service representative at (800)
                                              358-7668.

   *  Telephone redemptions are            *  Telephone Redemptions are
      available only for redemptions          available only for redemptions
      which are below $25,000.                which are below $25,000 per Fund
                                              or $100,000 per Portfolio.


By Internet
   *  See our website at                   *  Not available.
      http://www.managersfunds.com.






Note:	If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

--------------------------------------------------------------------------

For The Managers Funds: Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

For ManagersChoice: All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A Guarantor Institution is a financial institution, which guarantees a signature. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.


				About Your Investment	43

INVESTOR SERVICES
-----------------

Automatic Reinvestment Plan
---------------------------
Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Managers Funds Family of Funds. You can elect to receive cash.

Automatic Investments
---------------------
Allows you to make automatic deductions of $100 or more from a designated bank account into a Fund account.

Automatic Redemptions
---------------------
Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemptions will be completed on the next business day.

Individual Retirement Accounts
------------------------------
Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege
------------------
Allows you to exchange your shares of the Funds for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number.
Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.
Note: Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your investment advisor for more details.

Systematic Purchase Plan
------------------------
Allows you to make automatic monthly deposits of $500 or more per ManagersChoice account directly from a designated bank account.

ManagersChoice Statement Fee
----------------------------
An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

Systematic Withdrawal Plan
--------------------------
Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account in a ManagersChoice account.

OTHER OPERATING POLICIES
------------------------
The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

	* redeem an account if the value of the account falls below $500 due to redemptions;

	* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

	* change the minimum investment amounts;

	* delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

	* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

	* refuse a purchase order for any reason;

	* refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading
	  (to be determined in our discretion); and

	* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.


ACCOUNT STATEMENTS
------------------
You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.


DIVIDENDS AND DISTRIBUTIONS
---------------------------
Income dividends, if any, for each of the Equity Funds, are normally declared and paid annually. Capital gain distributions, if any, for each of the Equity Funds, are normally declared and paid annually in December.

Income dividends, if any, for the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid monthly. Income dividends, if any, for the Global Bond Fund are normally declared and paid annually. Capital gain distributions, if any, for each of the Income Funds, are normally declared and paid annually in December.

Income dividends and net capital gain distributions, if any, for the Money Market Fund, are declared daily and paid monthly on the third to the last business day. We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

					About Your Investment  45

TAX INFORMATION
---------------
Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All income dividends and short-term capital gain distributions are generally taxable to you as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of a Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

	* fail to provide a social security number or taxpayer identification number;

	* fail to certify that their social security number or taxpayer identification number is correct; or

	* fail to certify that they are exempt from withholding.

			APPENDIX A
			----------

		Descriptions of Indexes
		-----------------------

S&P 500 Index (r)
-----------------
The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2002, the range of market capitalizations for the S&P 500 Index was $279 million to $276 billion.

S&P MidCap 400 Index
--------------------
The S&P MidCap 400 Index consists of 400 stocks chosen by Standard
& Poor's for market size (generally the market cap range is from $1 billion to around $5 billion), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2002, the range of market capitalizations for the S&P MidCap 400 Index was $132 million to $7.3 billion.

Russell 2000 Index (r)
----------------------
Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000 (r) Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $692 million; the median market capitalization was approximately $302 million. The largest company in the index had an approximate market capitalization of $2.4 billion. As of December 31, 2002, the range of market capitalizations for the Russell 2000 Index was $5.5 million to $2.4 billion.

MSCI EAFE Index
---------------
Morgan Stanley Capital International constructs an MSCI Country
Index by identifying and analyzing every listed security in its market.
The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and the percentage of a company's shares that are available for trading by the public (the company's "float"). By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule.
This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Free Index
--------------------------------
Morgan Stanley Capital International constructs an MSCI Country
Index by identifying and
analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection




				Appendix A		47
criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. MSCI Free indices reflect actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The EMF (Emerging Markets Free) Index includes the following emerging countries:
Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey, and Venezuela.

Merrill Lynch 3-Month US Treasury Bill Index
--------------------------------------------
The Merrill Lynch 3-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected.

Merrill Lynch 6-Month US Treasury Bill Index
--------------------------------------------
The Merrill Lynch 6-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 6 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for seasoned 1-Year Bill to be selected.

Salomon Smith Barney Mortgage Index
-----------------------------------
The Salomon US Broad Investment-Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager. The Salomon Smith Barney Mortgage Index, a component of the USBIG Index, comprises 30- and 15-year GNMA, FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages. The principal payment component of the total-rate-of-return computation for the Mortgage Index includes both scheduled principal amortization and unscheduled principal prepayment. The Mortgage Index accounts for all mortgage payments (principal plus interest) at the end of each month to reflect the monthly cash flow characteristics inherent in the instruments.

Lehman Brothers Government/Credit Index
---------------------------------------
The Lehman Brothers Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Lehman Brothers Intermediate Government/Credit Index
----------------------------------------------------
The Intermediate Government/Credit Index is a subset of and follows all the index rules for the Government/Credit Index. The Intermediate Index includes securities in the intermediate maturity range (maturity from 1 up to (but not including) 10 years) of the Government/Credit Index. The Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Salomon Smith Barney World Government Bond Index
------------------------------------------------
The Salomon Smith Barney World Government Bond Index (WGBI) includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Market eligibility is determined by market capitalization and investability criteria. A market's eligible issues must total at least USD20 billion, EUR15 billion, and JPY2.5 trillion for three consecutive months for the market to be considered eligible for inclusion. Once a market satisfies these criteria, it is added to the WGBI beginning with the next month's profile. With the advent of EMU, the Euro-bloc is treated as a single market and individual EMU government debt markets are not subject to market size criteria.




					Appendix A	49

For More Information
--------------------
Additional information about each Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

	By Telephone:	1-800-835-3879

	By Mail: 	The Managers Funds
			40 Richards Avenue
			Norwalk, CT 06854


	On the Internet: Electronic copies are available on our website
			 at http://www.managersfunds.com


In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Information about the Funds including each Fund's current Statement of Additional Information and Annual and Semi-Annual Report is on file with the Securities and Exchange Commission. Each Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Call
(202) 942-8090 for information on the operation of the SEC's Public Reference Room.


Investment Company Act Registration Number 811-3752

			THE MANAGERS FUNDS
			------------------

			    VALUE FUND
		    CAPITAL APPRECIATION FUND
			SMALL COMPANY FUND
		       SPECIAL EQUITY FUND
		    INTERNATIONAL EQUITY FUND
		  EMERGING MARKETS EQUITY FUND
		     	     BOND FUND
			 GLOBAL BOND FUND
		 _______________________________

		STATEMENT OF ADDITIONAL INFORMATION

			DATED MAY 1, 2003
		(as supplemented June 9, 2003)
	____________________________________________________



You can obtain a free copy of the Prospectus of any of these Funds by calling The Managers Funds LLC at (800) 835-3879. The
Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund's Prospectus.

The Financial Statements of the Funds, including the Report of Independent Accountants, for the fiscal year ended December 31, 2002 included in the Funds' Annual Report for the fiscal year ended December 31, 2002 are incorporated into this Statement of Additional Information by reference. The Annual Report is available without charge by calling The Managers Funds LLC at (800) 835-3879.

			TABLE OF CONTENTS
			-----------------



							Page
							----
GENERAL INFORMATION					 2

INVESTMENT OBJECTIVES AND POLICIES			 2
 Investment Techniques and Associated Risks		 3
 Diversification Requirements for the Fund		 9
 Fundamental Investment Restrictions			10
 Temporary Defensive Position				12
 Portfolio Turnover					12
 Trustees' Compensation					16

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	17
 Management Ownership					18

MANAGEMENT OF THE FUND					18
 Investment Manager					18
 Compensation of Investment Manager and Sub-Adviser	22
 Fee Waivers and Expense Limitations			24
 Investment Management and Sub-Advisory Agreements	25
 Custodian						28
 Transfer Agent						28
 Independent Public Accountants				28

BROKERAGE ALLOCATION AND OTHER PRACTICES		28

PURCHASE, REDEMPTION AND PRICING OF SHARES		30
 Purchasing Shares					30
 Redeeming Shares					31
 Exchange of Shares					32
 Net Asset Value					32
 Dividends and Distributions				32

CERTAIN TAX MATTERS					33
 Federal Income Taxation of Fund-in General		33
 Taxation of the Fund's Investments			34
 Foreign Shareholders					35
 State and Local Taxes					36
 Other Taxation						36

PERFORMANCE DATA					36
 Total Return						37
 Performance Comparisons				40
 Massachusetts Business Trust				40
 Description of Shares					41
 Additional Information					42

FINANCIAL STATEMENTS					42



				(i)

			GENERAL INFORMATION
			-------------------

This Statement of Additional Information relates to Managers
Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund and Managers Global Bond Fund (each a "Fund", and collectively the "Funds"). Each Fund is a series of shares of beneficial interest of The Managers Funds, a no-load mutual fund family formed as a Massachusetts business trust (the "Trust"). The Trust was organized on November 23, 1987.

This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854. Unlike other mutual funds which employ a single manager to manage their portfolios, several of the Funds employ a multimanager investment approach which achieves added diversification within a Fund's portfolio.

The Managers Funds LLC, a subsidiary of Affiliated Managers
Group, Inc., serves as investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the "Trustees"), an independent asset manager, or a team of independent asset managers (the "Sub-Advisor" or "Sub-Advisors") to manage each Fund's investment portfolio. The Managers Funds LLC (the "Investment Manager") also monitors the performance, security holdings and investment strategies of these independent, external Sub-Advisors and researches any potential new Sub-Advisors for the Fund family. See "Management of the Funds."

Investments in the Funds are not:

	* Deposits or obligations of any bank;
	* Guaranteed or endorsed by any bank; or
	* Federally insured by the Federal Deposit Insurance
	  Corporation, the Federal Reserve Board or any other federal agency.


		INVESTMENT OBJECTIVES AND POLICIES
		----------------------------------

The following is additional information regarding the investment policies used by the Funds in an attempt to achieve their respective objectives. Each Fund is an open-end, diversified management investment company, with the exception of Managers Global Bond Fund which is an open-end, non-diversified management investment company.

Managers Small Company Fund (the "Small Company Fund") invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies (as defined in the prospectus). This policy may not be changed without providing Fund shareholders at least 60 days' prior written notice.

Managers Special Equity Fund (the "Special Equity Fund") and Managers International Equity Fund (the "International Equity Fund") each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Each Fund may not change this policy without providing its shareholders at least 60 days' prior written notice.

Managers Emerging Markets Equity Fund (the "Emerging Markets
Equity Fund") invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. This policy may not be changed without providing shareholders of the Fund at least 60 days' prior written notice.

Managers Bond Fund (the "Bond Fund") and Managers Global Bond Fund (the "Global Bond Fund") each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. Each Fund may not change the policy without providing shareholders at least 60 days' prior written notice.


Investment Techniques and Associated Risks
------------------------------------------
The following are descriptions of the types of securities that may be purchased by the Funds. Also see "Quality and Diversification Requirements of the Funds."

(1)	Asset-Backed Securities.  Each Fund may invest in securities referred to as asset-backed securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2)	Cash Equivalents.  Each Fund may invest in cash
equivalents. Cash equivalents include, but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

	Bankers Acceptances. Each Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

	Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are "accepted" by foreign branches of major U.S. commercial banks.

	Certificates of Deposit. Each Fund may invest in certificates of deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

	Commercial Paper. Each Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

	Repurchase Agreements. Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Investment Manager. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus interest at a mutually agreed upon rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will any Fund enter into repurchase agreements with a term of more than seven (7) days.

	Repurchase agreements are subject to certain risks. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

(3)	Reverse Repurchase Agreements.  Each Fund may enter into
reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon between the parties.
The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may magnify any gains or losses for a Fund.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. A Fund will establish and maintain a segregated account with the custodian consisting of cash and/or liquid securities in an amount equal to the amount of its obligation under the reverse repurchase agreement.

(4)	Eurodollar Bonds.  Each Fund may invest in Eurodollar
bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

	European Currency Unit Bonds. Each Fund may invest in European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units ("ECU"s). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts.
The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

(5)	Foreign Securities.  Investments in securities of
foreign issuers, whether directly or indirectly in the form of American Depositary Receipts or similar instruments involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like
those applicable to U.S. issuers.   A Fund may not purchase
foreign commercial paper subject to foreign withholding tax at the time of purchase.

Investors should be aware that the value of a Fund's investments in foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect a Fund's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility.

Foreign Currency Considerations. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non U.S. currencies. In addition, a Fund's income from foreign currency denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

Forward Foreign Currency Exchange Contracts.   A forward
foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and on a future date. The contract is usually between a bank and its customers. The contract may be denominated in U.S. dollars or may be a "cross-currency" contract. A cross-currency contract is a contract which is denominated in currency other than U.S. dollars.

If a Fund enters into a forward currency exchange contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts.

Generally, a Fund will not enter into contracts that settle more than ninety (90) days later. A Fund may close out a currency contract position by entering into an offsetting currency contract with the counterparty to the original contract which may result in a gain or a loss.

The use of currency contracts entails certain risks. Currency markets may not move as predicted or a Fund may not be able to enter into an offsetting transaction when desired, resulting in losses.

(6)	Emerging Market Securities.   The risks associated with
investing in non U.S. securities are magnified when investing in emerging markets because these markets tend to have even less developed economic, monetary, banking, financial markets, legal, custody, financial reporting, auditing, social and political systems.

(7)	Illiquid Securities, Private Placements and Certain
Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of a Fund's net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund's portfolio. The price a Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be illiquid in accordance with the guidelines established by the Investment
Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security's value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(8)	Inverse Floating Obligations.  The Bond Fund and the
Global Bond Fund may invest up to 25% of each Fund's total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Sub-Advisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(9)	Investment Company Securities.  Each Fund may purchase
shares of other investment companies. Because of restrictions on direct investment made by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Emerging Markets Equity Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The Emerging Markets Equity Fund may also incur tax liability to the extent they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

(10)	Mortgage-Related Securities.  Mortgage-related
securities, also known as "pass-throughs", are certificates that are issued by governmental, government-related or private organizations. They are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMO"s) are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

Some mortgage-related securities are "Interest Only" or "IOs" which receive only the interest paid on the underlying pools of holders or "Principal Only" or "POs" whose interest in the underlying pools is limited to their principal. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

GNMA Mortgage Pass-Through Certificates.   GNMA Mortgage Pass-
Through Certificates ("Ginnie Maes"). Ginnie Maes are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificate.   FNMA
Mortgage Pass-Through Certificates ("Fannie Maes").    Fannie Maes
are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

There are certain risks associated with mortgage-related securities such as prepayment risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages.

(11)	Municipal Bonds.  Each Fund may invest in three types of
municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts.
The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(12)	Obligations of Domestic and Foreign Banks.  Each Fund
may purchase obligations of domestic and foreign banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments.
 The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations.

(13)	Futures Contracts.  When a Fund enters into a futures
contract, it agrees to buy or sell the contract's underlying instrument at a future date and agreed upon price. The Fund deposits and maintains initial margin equal to a specified percentage of the value of the contract until the contract is closed out. A Fund may either hold a futures contract position until the contract date or may enter into a closing transaction to terminate the contract prior to the contract date. When a Fund buys or sells a futures contact, it must also segregate cash and/or liquid securities equivalent to the Fund's outstanding obligation under the contract.

There are certain risks associated with futures contracts.
Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

Equity Index Futures Contracts. An equity index future contract is an agreement for a Fund to buy or sell an index relating to an equity securities index at a mutually agreed upon date and price.

Interest Rate Futures Contracts. An interest rate futures contract is an agreement to buy or sell fixed-income securities at a mutually agreed upon date and price.

(14)	Option Contracts.

Covered Call Options.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the Special Equity Fund may write (sell) covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts provided the options are listed on a national securities exchange or a futures exchange.

A call option is a short-term contract that is generally for no more than nine (9) months. The contract gives the buyer, in return for the premium paid to the seller of the option, the right to buy the underlying security or contract at an agreed upon price from the option seller prior to the expiration of the option. The buyer can purchase the underlying security or contract at the agreed upon price regardless of its market price. A call option is considered "covered" if the party that is writing the option owns or has a right to immediately acquire the underlying security or contract.

A Fund may terminate its obligation under an outstanding written call option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. A Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that a secondary market will exist when a Fund seeks to make a closing purchase transaction.

There are costs and risks associated with writing covered call options. A Fund incurs brokerage expenses in writing covered call options as well as fees for any purchases and sales of the underlying securities or contracts. Writing covered call options may increase a Fund's portfolio turnover rate. If the value of the instrument underlying a covered call option written by a Fund increases above the option price, the Fund will not benefit from the appreciation. In addition, underlying market and securities prices may not perform as expected, resulting in losses to a Fund.

Covered Put Options.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the Special Equity
Fund may write (sell) covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

A put option is a short-term contract that is generally for no more than nine (9) months. This contract gives the buyer, in return for the premium paid to the seller of the option, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the agreed upon price regardless of its market price. A put option is considered "covered" if a Fund that is writing the option has a short position with respect to the instrument underlying the option or has a right to immediately resell the underlying security or contract at a price equal to or greater than the put price. The seller of a put option assumes the risk of the decrease of the value of the underlying instrument and will not benefit from the effect of market price declines on its covering position. If the underlying instrument decreases in value, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

A Fund may terminate its obligation under an outstanding written option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. A Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that a secondary market will exist when a Fund seeks to make a closing purchase transaction.

There are costs and risks associated with writing covered put options. A Fund incurs brokerage expenses in writing covered put options as well as fees for any transactions in the option's underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to the Fund writing a covered put option.
In addition, underlying market and securities prices may not perform as expected resulting in losses to a Fund.

Dealer Options. Each Fund may use Dealer Options.  Dealer
Options are also known as Over-the-Counter options ("OTC Options"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The Sub-Adviser considers the creditworthiness and financial strength of the counterparty before entering into an OTC Option.

Puts and Calls.  The Value Fund, the Capital Appreciation
Fund, the Small Company Fund and the Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Bond Fund and the Global Bond Fund may buy puts and calls on individual bonds and on interest rate futures contracts. A Fund's purpose in buying these puts and calls is to protect against the effect on its portfolio of adverse changes in market prices. A put option gives the buyer the right to sell a security or contract at an agreed upon date and price. A call option gives the buyer the right to purchase the option's underlying instrument at an agreed upon date and price.

(15)	Rights and Warrants.  Each Fund may purchase rights and
warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

(16)	Securities Lending.   Each Fund may lend its portfolio
securities in order to realize additional income. This lending is subject to a Fund's investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. A Fund will bear the risk of any loss on any such investments.

(17)	Segregated Accounts.  Each Fund will establish a
segregated account with its custodian in connection with entering into a repurchase agreement or establishing certain options, futures and forward contract positions. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

(18)	Short Sales.  Each Fund may enter into short sales.  A
short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund's obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security through a purchase at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. Each Fund may also engage in "short sales against the box" which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire while maintaining its current position in that security or retaining the right to acquire the security.

(19)	U.S. Treasury Securities.  The Bond Fund and the Global
Bond Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Additional U.S. Government Securities.  The Bond Fund and the
Global Bond Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(20)	Variable Rate Securities.    The Bond Fund and the Global
Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate ("contingent security") such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(21)	When-Issued Securities.  Each Fund may purchase
securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, a Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of a Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

In connection with these transactions, a Fund will maintain a segregated account with the custodian that will include cash and/or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.


Diversification Requirements for the Funds
------------------------------------------

Each Fund, with the exception of the Global Bond Fund, intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

At the time any of the Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or the Sub-Advisor(s).

Lower-Rated Debt Securities
---------------------------
Global Bond Fund and the Bond Fund may each invest in debt securities that are rated Bb by S&P or Ba by Moody's (or a similar rating by any nationally recognized statistical rating organization) or lower. Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

For the fiscal year ended December 31, 2002, for the Fund which invested in junk bonds, Bond Fund, the ratings of the debt obligations held by the Fund, expressed as a percentage of each Fund's total investments, were as follows:





Ratings					Bond Fund
-------					---------

Government and AAA/Aaa	   		38%
AA/Aa					 2%
A/A					15%
BBB/Baa					35%
BB/Ba					 5%
Not Rated				 5%


Fundamental Investment Restrictions
-----------------------------------
The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Value Fund, Capital Appreciation Fund, Special Equity
Fund, International Equity Fund, Emerging Markets Equity Fund, Bond Fund and Global Bond Fund may not:

(1)	Issue senior securities.  For purposes of this
restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3)	Underwrite the securities of other issuers, except to
the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4)	Purchase or sell real estate, except that the Fund may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell physical commodities, except that each
Fund may purchase or sell options and futures contracts thereon.

(6)	Make loans, except that the Fund may (i) lend portfolio
securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7)	Invest more than 25% of its total assets in the
securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

(8)	Purchase from or sell portfolio securities to its
officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual
Reports with the Securities and Exchange Commission.

The Small Company Fund may NOT:

(1)	Issue senior securities.  For purposes of this restriction,
borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3)	Underwrite the securities of other issuers, except to
the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4)	Purchase or sell real estate, except that the Fund may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell commodities or commodity contracts,
except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(6)	Make loans, except that the Fund may (i) lend portfolio
securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and
(iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed
33 1/3% of the value of the Fund's total assets.

(7)	With respect to 75% of its total assets, purchase
securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8)	Invest more than 25% of its total assets in the
securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S.
Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and
Exchange Commission.

Temporary Defensive Position
----------------------------
Each Fund may invest, at the discretion of its Sub-Advisor(s), without limit, in cash or high quality short-term debt securities including repurchase agreements.

Portfolio Turnover
------------------
The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years, the portfolio turnover rates for each of the Funds were as follows:



Fund				2002		2001
----				----		----
Value Fund			 53%		147%
Capital Appreciation Fund	141%		265%
Small Company Fund (a)	 	134%		 95%
Special Equity Fund		 67%		 62%
International Equity Fund	132%		108%
Emerging Markets Equity Fund 	 68%		 69%
Bond Fund			 24%		 16%
Global Bond Fund		220%		244%





			TRUSTEES AND OFFICERS
			---------------------

Trustees and Officers of the Trust
----------------------------------
The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The

Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by at least two-thirds of the number of Trustees remaining after such removal (provided that there shall not be fewer than 3 remaining Trustees); (c) shareholders may vote to remove a Trustee at a special meeting of shareholders held at the written request of shareholders of 10% or more of the outstanding shares of the Trust.

Independent Trustees
--------------------
The following Trustees are not "interested persons" of the Trust within the meaning of the 1940 Act:



		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND DATE        LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX* HELD BY TRUSTEES
OF BIRTH	   SERVED	 			OVERSEEN BY
							 TRUSTEE
-------------   ---------------- ---------------------  ------------- ---------------------------
Jack W.Aber	Trustee since 	 Professor of Finance,	     21	      Trustee of Appleton Growth
DOB: 9/9/37	1999		 Boston University 			Fund (1 portfolio);
				 School of Management		      Trustee of Third Avenue
				 (1972-Present)				Trust (4 portfolios);
								      Trustee of Third Avenue
								      Variable Trust (1 portfolio)
-------------   ---------------- ---------------------  ------------- ----------------------------
William E.	Trustee since	 President and Owner,	     21	      Trustee of Third Avenue
Chapman,II	1999		 Longboat Retirement			Trust (4 portfolios);
DOB: 9/23/41			 Planning Solutions		      Trustee of Third Avenue
				 (1998-Present);		      Variable Trust (1 portfolio)
				 Hewitt Associates,LLC
				 (part time)(provider
				 of Retirement and
				 Investment Education
				 Seminars); President,
				 Retirement Plans Group,
				 Kemper Funds (1990-1998)
-------------   ---------------- ---------------------- ------------- ---------------------------
Edward J.	Trustee since	 Partner, Hepburn Willcox     21      Trustee of Third Avenue
Kaier		1999		 Hamilton & Putnam (1977-	      Trust (4 portfolios);
DOB: 9/23/45			 Present)			      Trustee of Third Avenue
								      Variable Trust (1 portfolio)
-------------   ---------------- ---------------------- ------------- ---------------------------



		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND DATE        LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX* HELD BY TRUSTEES
OF BIRTH	   SERVED	 			OVERSEEN BY
							 TRUSTEE
-------------   ---------------- ---------------------  ------------- ---------------------------
Madeline H.	Trustee since 	 Member,Investment	      13		None
McWhinney	1987		 Committee, New Jersey
DOB :3/11/22			 Supreme Court (1990-
  				 Present); Member,
 				 Advisory Board on
				 Professional Ethics,
				 New Jersey Supreme
				 Court (1983-1998);
				 President, Dale, Elliott
				 & Company, Inc.
				 (Management Consultant)
				 (1977-1994)
-------------   ---------------- ---------------------- ------------- ---------------------------
Steven J. 	Trustee since	 Private Investor;	      13      Trustee of Professionally
Paggioli	1993		 Executive Vice President,    		 Managed Portfolios
DOB:4/3/50			 Secretary and Director, 		  (19 portfolios)
				 Investment Company
				 Administration, LLC
				 (1990-2001); Trustee,
				 Professionally Managed
				 Portfolios, (1991-2001);
				 Consultant, formerly
				 Executive Vice President
				 and Director, The
				 Wadsworth Group (1986-
				 2001); Vice President,
				 Secretary and Director,
				 First Fund Distributors,
				 Inc.(1991-2001)
-------------   ---------------- ---------------------- ------------- ---------------------------
Eric Rakowski	Trustee since	 Professor, University of     21      Trustee of Third Avenue
DOB:6/5/58	1999		 California at Berkeley		      Trust (4 portfolios)
				 School of Law (1990-		      Trustee of Third Avenue
				 Present); Visiting 		      Variable Trust (1 portfolio)
				 Professor, Harvard Law
				 School (1998-1999)
-------------   ---------------- ---------------------- ------------- ---------------------------
Thomas R.	Trustee since	 Professor of Finance, 	      13		None
Schneeweis	1987		 University of Massa-
DOB :5/10/47			 chusetts (1985-Present);
				 Managing Director,
				 CISDM at the University
				 of Massachusetts, (1994-
				 Present); President and
				 Chief Executive Officer,
				 Schneeweis Partners, LLC
				 (2001-Present)
-------------   ---------------- ---------------------- ------------- ---------------------------



* The Fund complex consists of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Interested Trustees
-------------------
The following Trustee are "interested persons" of the Trust within the
meaning of the 1940 Act.   Mr. Healey is an interested person of the
Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.



		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND DATE        LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX* HELD BY TRUSTEES
OF BIRTH	   SERVED	 			OVERSEEN BY
							 TRUSTEE
-------------   ---------------- ---------------------  ------------- ---------------------------
Sean M.Healey	Trustee since	 President and Chief 	      21		None
DOB:5/9/61	1999		 Operating Officer,
				 Affiliated Managers
				 Group,Inc.(1999-Present);
			         Director,Affiliated
				 Managers Group,Inc.
				 (2001-Present);
				 Executive Vice President,
				 Affiliated Managers Group,
				 Inc.(1995-1999); Vice
				 President, Goldman, Sachs
				 & Company (1987-1995)
-------------   ---------------- ---------------------  ------------- ---------------------------
Peter M.	President since  President and Chief 	       21		None
Lebovitz	1999; Trustee 	 Executive Officer,
DOB :1/18/55	since 2002	 The Managers Funds
				 LLC (1999-Present);
				 President, Managers
				 Distributors, Inc. (2000-
				 Present); Director of
				 Marketing, The Managers
				 Funds, LP (1994-1999);
				 Director of Marketing,
				 Hyperion Capital
				 Management, Inc. (1993-
				 1994); Senior Vice
				 President, Greenwich
				 Asset Mgmt.,Inc. (1989-
				 1993)
-------------   ---------------- ---------------------  ------------- ---------------------------





* The Fund complex consists of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Officers
--------


		POSITION(S) HELD
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS
AND DATE        LENGTH OF TIME	 DURING PAST 5 YEARS
OF BIRTH	   SERVED

-------------   ---------------- --------------------------------------

Galan G.Daukas	Chief Financial	  Chief Operating Officer,The Managers
DOB:10/24/63	Office since 2002 Funds LLC (2002-Present); Chief Financial
				  Officer Managers AMG Funds, Managers Trust
				  I and Managers Trust II;
				  Chief Operating Officer
				  and Chairman of the Management Committee,
				  Harbor Capital Management Co., Inc. (2000-
				  2002); Chief Operating Officer, Fleet
				  Investment Advisors (1992-2000)
-------------   ---------------- ---------------------------------------
Donald S. 	Treasurer and     Director, Finance and Planning, The
Rumery		Secretary since   Managers Funds LLC,(1994-Present);
DOB:5/29/58	 1995  		  Treasurer and Chief Financial Officer,
				  Managers Distributors, Inc. (2000-Present);
				  Secretary and Treasurer, Managers Trust I
				  and Managers Trust II and
				  Treasurer of Managers AMG Funds.
-------------   ---------------- --------------------------------------

Trustee Share Ownership
-----------------------


----------------------	-----------------------	------------------------------
						Aggregate Dollar Range of Equity
						Securities in All registered
			Dollar Range of Equity	Investment Companies Overseen by
			Securities in the Funds	Trustee in Family of Investment
			Beneficially Owned as 	Companies* Beneficially Owned
			of December 31, 2002	as of December 31, 2002
----------------------	-----------------------	------------------------------
Independent Trustees:
----------------------
Jack W. Aber		     $1 to $10,000	     $10,001 to $50,001
William E. Chapman II	     Over $100,000	       Over $100,000
Edward J. Kaier		     Over $100,000             Over $100,000
Madeline H. McWhinney	  $50,001 to $100,000        $50,001 to $100,000
Steven J. Paggioli	  $50,001 to $100,000	     $50,001 to $100,000
Eric Rakowski		  $50,001 to $100,000	     $50,001 to $100,000
Thomas R. Schneeweis		None		     $10,001 to $50,001

----------------------	-----------------------	------------------------------
Interested Trustees:
----------------------
Sean M. Healey		  $50,001 to $100,000	     $50,001 to $100,000
Peter M. Lebovitz	     Over $100,000	        Over $100,000

----------------------	-----------------------	------------------------------





* The Managers Funds Family of Funds consists of The Managers
Funds, Managers AMG Funds, Managers Trust I, and Managers Trust
II.

Audit Committee
---------------
The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee
(a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees' Compensation
----------------------
For their services as Trustees of The Managers Funds and other mutual funds within The Managers Funds LLC complex for the fiscal year ended December 31, 2002, the Trustees were compensated as follows:

Compensation Table:
-------------------


							Total Compensation
							from the
				Aggregate		Funds and the
Name of				Compensation		Fund Complex
Trustee 			from the Trust(a)	Paid to Trustees (b)
-------				-----------------	--------------------

Independent Trustees:
---------------------
Jack W. Aber			$24,500			$31,500
William E. Chapman, II		$24,500			$31,500
Edward J. Kaier			$24,500			$31,500
Madeline H. McWhinney		$24,500			$26,500
Steven J. Paggioli		$23,500			$25,500
Eric Rakowski			$24,000			$31,000
Thomas R. Schneeweis		$24,000			$26,000

Interested Trustees:
--------------------
Sean M. Healey			 None			 None
Peter M. Lebovitz		 None			 None
_____________________________________________________________________________


(a)  Compensation is calculated for the 12 months ended December
     31, 2002. The Trust does not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes compensation paid during the 12-month period ended December 31, 2002 for services as Trustees of The Managers Funds, Managers AMG Funds, The Managers Trust I and/or The Managers Trust II.


	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
	---------------------------------------------------


Control Persons
---------------
As of June 20, 2003 Charles Schwab & Co., Inc., located at
101 Montgomery Street, San Francisco, CA, a corporation organized under the laws of California, "controlled" (within the meaning of the 1940 Act) the Managers Special Equity Fund, the Managers Emerging Markets Equity Fund and the Managers Bond Fund. As of
June 20, 2003, National Financial Services Corp., located at 200 Liberty Street, New York, New York, a corporation organized under the laws of Massachusetts, "controlled" (within the meaning of the 1940 Act) the Managers International Equity Fund and Managers Emerging Markets Fund. As of June 20, 2003, PFPC Brokerage
Services ("PFPC"), located at 211 South Gulph Road, King of Prussia, PA, a corporation organized under the laws of Massachusetts, "controlled" (within the meaning of the 1940 Act) the Managers Value Fund, the Managers Small Company Fund and the Managers Global Bond Fund. PFPC is a subsidiary of PNC Financial Services Group, Inc.
An entity or person which "controls" the Fund could have effective voting control over a Fund. Each of these shareholders are omnibus account-holders that hold Fund shares on behalf of its customers.

Principal Holders of Securities
-------------------------------

As of June 20, 2003, the following persons or entities owned of record more than 5% of the outstanding shares of the Funds:


							% of Shares
							-----------
Managers Value Fund
-------------------
PFPC Brokerage Services, King of Prussia, PA		40%
Fidelity Investments Institutional, Covington, KY	34%
Charles Schwab & Co., Inc., San Francisco, CA		10%

Managers Capital Appreciation Fund
----------------------------------
PFPC Brokerage Services, King of Prussia, PA		22%
Charles Schwab & Co., Inc., San Francisco, CA		19%
Mellon Bank, NA., Everett, MA				 9%
Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL	 8%
National Financial Services Corp., New York, NY		 6%

Managers Small Company Fund
---------------------------
PFPC Brokerage Services, King of Prussia, PA		74%
Key Bank TTEE FBO CLE FDN, Cleveland, OH		 6%
Charles Schwab & Co., Inc., San Francisco, CA		 5%

Managers Special Equity Fund
----------------------------
Charles Schwab & Co., Inc., San Francisco, CA		25%
National Financial Services Corp., New York, NY		10%
Fidelity Investments Institutional, Covington, KY	 7%
The Vanguard Group, Vallery Forge, PA			 5%

Managers International Equity Fund
----------------------------------
Charles Schwab & Co., Inc., San Francisco, CA		23%
National Financial Services Corp., New York, NY		11%
Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	 8%

Managers Emerging Markets Equity Fund
-------------------------------------
National Financial Services Corp., New York, NY		30%
Charles Schwab & Co., Inc., San Francisco, CA		25%
PFPC Brokerage Services, King of Prussia, PA		12%
IMS & Co., Englewood, CO				 7%

Managers Bond Fund
------------------
Charles Schwab & Co., Inc., San Francisco, CA		29%
Fidelity Investments Institutional, Covington, KY	16%
National Financial Services, Corp., New York, NY	11%
PFPC Brokerage Services, King of Prussia, PA		 8%

Managers Global Bond Fund
-------------------------
PFPC Brokerage Services, King of Prussia, PA		59%
Charles Schwab & Co., Inc., San Francisco, CA	 	 9%
National Financial Services, Corp., New York, NY	 8%



The Trust did not know of any person who, as of June 20, 2003, beneficially owned 5% or more of the outstanding shares of the Funds.

Management Ownership
--------------------

As of June 20, 2003, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any Fund.


			MANAGEMENT OF THE FUNDS
			-----------------------

Investment Manager and Sub-Advisors
-----------------------------------
The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Managers Funds LLC serves as investment manager to the Funds pursuant to a Fund Management Agreement (the "Fund Management Agreement") dated April 1, 1999. Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Funds. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), and AMG serves as the Managing Member of The Managers Funds LLC. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

The assets of each Fund are managed by a Sub-Advisor or a team of Sub-Advisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager enters into an advisory agreement with each Sub-Advisor known as a "Sub-Advisory Agreement." The Investment Manager also serves as administrator of each Fund and carries out the daily administration of the Trust and the Funds. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Sub-Advisors for individuals and institutional investors.


The Investment Manager recommends Sub-Advisors for the Trust to the Trustees based upon continuing quantitative and qualitative evaluation of the Sub-Advisor's skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Advisor, and the Investment Manager does not expect to make frequent changes of Sub-Advisors.

For each Fund, the Investment Manager allocates the Fund's assets among the Sub-Advisor(s) selected for the Fund. Each Sub-Advisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions. Generally, the services which a Sub-Advisor provides to a Fund are limited to asset management and related recordkeeping services. However, a Sub-Advisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission.

A Sub-Advisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or Investment Manager and its affiliates.

The Sub-Advisor(s) to the Funds are set forth below. The information has been supplied by the respective Sub-Advisor.

Value Fund
==========
* Armstrong Shaw Associates Inc. ("Armstrong Shaw")
---------------------------------------------------
Armstrong Shaw is a corporation founded in 1984 by Jeffrey M. Shaw and Raymond J. Armstrong. As of December 31, 2002, Armstrong Shaw's assets under management totaled approximately $4.2 billion.
Armstrong Shaw's address is 45 Grove Street, New Canaan, CT 06840.

Jeffrey M. Shaw, Chairman and President, is the lead portfolio manager of the portion of the Fund managed by Armstrong Shaw.

* Osprey Partners Investment Management, LLC ("Osprey Partners")
------------------------------------------------------------------
Osprey Partners is a limited liability corporation founded in 1998 and is 100% owned and managed by the employees of Osprey Partners. As of December 31, 2002, Osprey Partners' assets under management totaled approximately $3.0 billion. Osprey Partners' address is 1040 Broad Street, Shrewsbury Executive Center II, Shrewsbury, NJ 07702.

John W. Liang, a Managing Partner and Chief Investment Officer, is the lead portfolio manager of the portion of the Fund managed by Osprey Partners.

Capital Appreciation Fund
=========================
* Essex Investment Management Company, LLC ("Essex")
----------------------------------------------------
Essex was founded in 1976 and is owned jointly by the employees of Essex and an institutional partner, Affiliated Managers Group, Inc. As of December 31, 2002, Essex's assets under management totaled approximately $4.2 billion. Essex's address is 125 High Street, Boston, MA 02110.

Stephen D. Cutler and Malcolm MacColl are the portfolio managers for the portion of the Fund managed by Essex. Mt. Cutler is the President of, and a portfolio manager for, Essex, positions he has held since 1989. Mr. MacColl has been a portfolio manager for Essex since 1994.

* Bramwell Capital Management, Inc. ("Bramwell")
------------------------------------------------
Bramwell was founded in 1994 and is 100% owned and managed by Elizabeth Bramwell. As of March 31, 2003, Bramwell's assets under management totaled approximately $689 million. Bramwell's address is 745 Fifth Avenue, New York New York.

Elizabeth Bramwell is the portfolio manager for the portion of the Fund managed by Bramwell. She has been the President of, and a portfolio manager for, Bramwell since 1994.

Small Company Fund
==================
* Kalmar Investment Advisers ("Kalmar")
---------------------------------------
Kalmar is a Delaware business trust formed in 1996 as a sister asset management organization to Kalmar Investments, which was founded in 1982. As of December 31, 2002, Kalmar's assets under management totaled approximately $810 million in small company stocks.
Kalmar's address is Barley Mill House, 3701 Kennett Pike,
Wilmington, Delaware.

Ford B. Draper, Jr., President and Chief Investment Officer, leads the eight person research/portfolio management team for the portion of the Fund managed by Kalmar.

Special Equity Fund
===================
* Donald Smith & Co., Inc. ("Donald Smith")
-------------------------------------------
Donald Smith is a Delaware corporation organized in 1983. As of December 31, 2002, Donald Smith had approximately $994 million in assets under management. Donald Smith's address is East 80, Route 4, Paramus, New Jersey.

Donald G. Smith is the portfolio manager of the portion of the assets of the Fund managed by Donald Smith. He has been President and a portfolio manager with Donald Smith since 1983.

* Kern Capital Management LLC ("Kern")
--------------------------------------
Kern is a Delaware limited liability company founded in 1997 by Robert E. Kern, Jr. and David G. Kern. As of December

31, 2002, Kern's assets under management totaled approximately $1.2 billion. Kern's address is 114 West 47th Street, Suite 1926, New York, NY 10036.

Robert E. Kern, Jr., Managing Member, Chairman and Chief Executive Officer, is the portfolio manager of the portion of the Fund managed by Kern.

* Pilgrim Baxter & Associates, Ltd. ("Pilgrim")
-----------------------------------------------
Pilgrim was formed in 1982 and is owned by Old Mutual plc United
Asset Management, a public company.  As of December 31, 2002,
Pilgrim's assets under management totaled approximately $8.6 billion. Pilgrim's address is 825 Duportail Road, Wayne, PA 19087.

Gary L. Pilgrim, Director, President. A team of portfolio managers are the portfolio managers of the portion of the Fund managed by Pilgrim.

* Skyline Asset Management, L.P. ("Skyline")
--------------------------------------------
Skyline was formed in 1995 and is a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2002, Skyline's assets under management totaled approximately $1.2 billion. Skyline's address is 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606.

William M. Dutton, Managing Partner, and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline.

* Westport Asset Management, Inc. ("Westport")
----------------------------------------------
Westport was formed in 1983 and is 51%-owned by Andrew J. Knuth and 49%-owned by Ronald H. Oliver. As of December 31, 2002, Westport's assets under management totaled approximately $3.2 billion.
Westport's address is 253 Riverside Avenue, Westport, CT 06880.

Andrew J. Knuth, Chairman, and Edmund Nicklin are the portfolio managers of the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of Westport and one of the founders of the firm.
Mr. Nicklin is a Managing Director of Westport.

International Equity Fund
=========================
* Bernstein Investment Research and Management ("Bernstein")
------------------------------------------------------------
Bernstein investment Research and Management ("Bernstein"), founded in 1967, is a unit of the Alliance Capital Management L.P., a Delaware limited partnership ("Alliance Capital"). As of December 31, 2002, Alliance Capital had approximately $386.6 billion in assets under management. Bernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

Andrew S. Adelson is the portfolio manager of the portion of the Fund managed by Bernstein. Mr. Adelson is the Chief
Investment Officer of International Value Equities and an Executive Vice President at Alliance Capital Management L.P.
since October 2000.  Prior to that Mr. Adelson was the Chief
Investment Officer of International Investment Management
Services at Sanford C. Bernstein & Co., Inc. since 1990. He joined Bernstein in 1980.

* Mastholm Asset Management, L.L.C. ("Mastholm")
------------------------------------------------
Mastholm is a limited liability company founded in 1997. As of December 31, 2002, Mastholm's assets under management totaled approximately $3.1 billion. Mastholm's address is 10500 NE 8th
Street, Bellevue, WA 98004.

Theodore J. Tyson, Managing Director, along with Joseph Jordan,
Director and Portfolio Manager, and Douglas Allen,

Director and Portfolio Manager, leads a portfolio management team of the portion of the Fund managed by Mastholm.

* Deutsche Investment Management Americas, Inc. ("DIMA")
--------------------------------------------------------
DIMA, formerly Zurich Scudder Investments, Inc., is an indirect, wholly-owned subsidiary of Deutsche Bank AG. DIMA has more than 80 years experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DIMA is part of Deutsche Asset Management, a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's investment centers. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

As of December 31, 2002, DIMA and its affiliates had assets under management in excess of $388.6 billion globally. DIMA's address is 345 Park Avenue, New York, NY 10154.

William E. Holzer, Managing Director, is the portfolio manager of the portion of the Fund managed by Deutsche Investment Management.

Emerging Markets Equity Fund
============================
* Rexiter Capital Management Limited ("Rexiter")
------------------------------------------------
Rexiter was founded in 1997 and is majority owned by State Street Corporation through two subsidiaries. As of December 31, 2002, Rexiter's assets under management totaled approximately $759 million. Rexiter's address is 21 St. James's Square, London, England SW1Y 4SS.

Murray Davey, Senior Portfolio Manager, and Kenneth King, Chief
Investment Officer, are the portfolio managers for the Fund managed by Rexiter.

Bond Fund and Global Bond Fund
==============================
* Loomis, Sayles & Company, L.P. ("Loomis")
-------------------------------------------
Loomis is a registered investment advisor whose origins date back to 1926. Loomis is a limited partnership whose general partner is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc.

CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P.'s general partner. CDC IXIS Asset Management US, LLC is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management US Corporation is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority owned by CDC IXIS and indirectly owned, through CDC IXIS, Caisse Nationale des Caisses D'Epargne, and CNP Assurances, by Caisse des Depots et Consignations. Caisse des Depots et Consignations was created by the French government legislation and currently is supervised by the French Parliament. As of December 31, 2002, Loomis' assets under management totaled approximately $54.8 billion. Loomis' address is One Financial Center, Boston Massachusetts.

Daniel J. Fuss, CFA and Managing Director, is the portfolio manager of the Bond Fund managed by Loomis.

Kenneth M. Buntrock and David W. Rolley each a Vice President and
Portfolio Manager at Loomis, are the portfolio managers for Global
Bond Fund.

Compensation of Investment Manager and Sub-Advisors
---------------------------------------------------
As compensation for the investment management services rendered and related expenses under the Fund Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay each Sub-Advisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Sub-Advisor manages. The fee paid to the Sub-Advisor is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

During the last three fiscal years ended December 31, 2000, 2001 and 2002 the Investment Manager was paid the following fees by the Funds under the Fund Management Agreement.





Fund					  2000		  2001		  2002
--------------------------------	---------	---------	---------
Value Fund				$ 360,754	$ 442,410	$ 414,520
Capital Appreciation Fund		2,742,768      	1,721,537	1,122,306
Small Company Fund			   77,643	  225,748 	  196,440
Special Equity Fund		       18,454,429      19,582,869      19,461,043
International Equity Fund	        6,144,937       5,309,088	4,023,769
Emerging Markets Equity Fund (a)	  104,821	  170,104	  275,433
Bond Fund				  257,846   	  369,458	  585,112
Global Bond Fund			  149,157   	  155,730	  137,919
_________________________________________________________________________________



 (a) The fee paid to the Investment Manager for the Fund has been restated to reflect a waiver of a portion of the fee in effect.

During the last three fiscal years ended December 31, 2000, 2001 and 2002 the Sub-Advisors were paid the following fees by the Investment Manager under the Sub-Advisory Agreements in effect.



Fund						   2000		   2001		    2002
------------------------------------		----------	----------	-----------
Value Fund
==========
	Armstrong Shaw & Associates, Inc.	$   70,449	$  112,133	$   106,538
	Chartwell Investment Partners, L.P. (b)	    84,630	    70,513            N/A
	Osprey Partners Investment Management	     N/A            28,542 	     86,904
	Scudder, Stevens & Clark (b)	            13,273	     N/A	      N/A

Capital Appreciation Fund
=========================
	Essex Investment Mgmt. Co., LLC	   	   717,083	   446,898	    265,061
	Roxbury Capital Management, LLC (b)	   652,460	   119,229	      N/A
	Holt Smith & Yates (b)			     N/A	   223,239     	    296,092
	Bramwell Capital Management, Inc.	     N/A	     N/A	      N/A

Small Company Fund (a)
======================
	HLM Management Company, Inc. (b)	    20,891	    55,833	     12,966
	Kalmar Investment Advisers		    22,242	    69,583	     88,227

Special Equity Fund
===================
	Donald Smith & Co., Inc.		     N/A	     N/A            449,844
	Goldman Sachs Asset Management (b)	 2,041,967	 1,981,480        1,786,118
	Pilgrim, Baxter & Associates, Ltd.	 3,430,099	 2,333,282        1,985,668
	Westport Asset Management	         2,495,435	 2,735,457	  2,530,099
	Kern Capital Management LLC	         2,117,360	 1,792,164	  1,850,127
	Skyline Asset Management, L.P.	            45,355	 1,288,207	  2,080,941



International Equity Fund
=========================
	Deutsche Investment Management
		Americas, Inc.	 (c)		$1,379,092   	$  969,458	$  722,891
	Lazard Asset Management (b)		 1,405,568	   952,398	   159,785
	Mastholm Asset Management, L.L.C.	   590,353	   993,926	   701,206
	Bernstein Investment Research
	    and Management			    N/A		     N/A           602,178

Emerging Markets Equity Fund
============================
	Rexiter Capital Management Limited	   104,821	   110,937         179,630

Bond Fund
=========
	Loomis, Sayles & Co., L.P.	           103,138	   147,783    	   234,045


Global Bond Fund
================
	Loomis, Sayles & Co., L.P.		    N/A		    N/A    	    55,705
	Rogge Global Partners plc (b)		    78,247	    83,509          12,736




(a)	The Small Company Fund commenced operations on June 19, 2000.

(b)	The Sub-Advisor no longer provides services to the Fund.  The
	amounts listed reflect fees earned and paid to the sub-advisor prior to termination of the Sub-Advisory Agreement.

(c)	Formerly known as Zurich Scudder Investments, Inc.

Fee Waivers and Expense Limitations
-----------------------------------
From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Investment Manager may waive all or a portion of its fee for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Sub-Advisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables below and in the Expense Information (including footnotes thereto) located in the front of each of the Fund's Prospectus. Voluntary fee waivers by the Investment Manager or by any Sub-Advisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Sub-Advisor concerned. Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.


Fund Management and Sub-Advisory Agreements
-------------------------------------------
The Managers Funds LLC serves as investment manager to each Fund pursuant to the Fund Management Agreement. The Fund Management Agreement permits the Investment Manager to, from time to time, engage one or more Sub-Advisors to assist in the performance of its services. Pursuant to the Fund Management Agreement, the Investment Manager has entered into Sub-Advisory Agreements with each Sub-Advisor selected for the Funds of the Trust.

The Fund Management Agreement and the Sub-Advisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually by the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Fund Management Agreement and the Sub-Advisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Advisor on not more than 60 days' written notice to the other party and to the Fund. The Fund Management Agreement and the Sub-Advisory

Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.


The Fund Management Agreement provides that the Investment Manager is specifically responsible for:

	* supervising the general management and investment of the assets and securities portfolio of each Fund;

	* providing overall investment programs and strategies for each Fund;

	* selecting and evaluating the performance of Sub-Advisors for each Fund and allocating the Fund's assets among these Sub-Advisors;

	* providing financial, accounting and statistical information required for registration statements and reports with the Securities and Exchange Commission; and

	* providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

The Funds pay all expenses not borne by the Investment Manager or their respective Sub-Advisor(s) including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent auditors and legal counsel for the Funds, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, a Sub-Advisor or their affiliates, other than affiliated registered investment companies.

Each Sub-Advisory Agreement requires the Sub-Advisor to provide fair and equitable treatment to the applicable Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate a Sub-Advisor to acquire for a Fund a position in any investment which any of a Sub-Advisor's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Sub-Advisor(s) makes investment decisions for a Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Sub-Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between a Fund and the other client(s) pursuant to a methodology considered equitable by a Sub-Advisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit a Fund.

The Trust has obtained from the Securities and Exchange
Commission an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Sub-Advisory Agreements with Sub-Advisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new Sub-Advisors for new or existing Funds, change the terms of a particular Sub-Advisory Agreement or continue the employment of existing Sub-Advisors after events that under the 1940 Act and the Sub-Advisory Agreement would be an automatic termination of the Sub-Advisory Agreement. Although shareholder approval will not be required for the termination of Sub-Advisory Agreements, shareholders of a Fund will continue to have the right to terminate such Sub-Advisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

The following table illustrates the annual management fee rates currently paid by each Fund to the Investment Manager, together with the portion of the management fee that is retained by the Investment Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Sub-Advisors.



-----------------------------------------------------------------------
						MANAGER'S PORTION OF
			TOTAL MANAGEMENT	   THE TOTAL
NAME OF FUND		      FEE		  MANAGEMENT FEE
------------		      ---		  --------------
Value Fund	      	      0.75%			0.40%
Capital Appreciation Fund     0.80%			0.40%
Small Company Fund     	      0.90%			0.40%
Special Equity Fund	      0.90%			0.40%
International Equity Fund     0.90%			0.40%
Emerging Markets Equity Fund  1.15%			0.40%
Bond Fund		     0.625%		       0.375%
Global Bond Fund	      0.70%		0.35% up to $20 million
						0.45% over $20 million
-----------------------------------------------------------------------



Approval of Investment Management and Sub-Advisory Agreements
-------------------------------------------------------------
The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved the Investment Management Agreement with the Investment Manager and the Sub-Advisory Agreements between the Investment Manager and the Sub-Advisors. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Sub-Advisory Agreements for the Funds, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Sub-Advisors, including comparative performance, fee and expense information for the Funds and other similar mutual funds and performance information for relevant benchmark indices.

The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of the Sub-Advisor selection process and its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the nature and quality of the Investment Manager's process for selecting Sub-Advisors; (b) the manner in which the Investment Manager monitors the Sub-Advisors' investment performance and consistency of investment approach; (c) the Investment Manager's administrative capabilities including its ability to supervise the Funds' other service providers; and (d) the Investment Manager's compliance programs including those related to personal investing.

The Trustees reviewed information provided by the Sub-
Advisors relating to their operations, personnel, investment philosophy, strategies and techniques. Among other things, the Sub-Advisors provided balance sheets and income statements, biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by the Sub-Advisors and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Trustees also took into account similar information provided periodically throughout the previous year by the Sub-Advisory and the Investment Manager. In the course of their deliberations regarding each Sub-Advisory Agreement, the Trustees evaluated, among other things: (i) the services to be rendered by the Sub-Advisors; (ii) the qualification and experience of the Sub-
Advisors' personnel; (iii) the Sub-Advisors' compliance programs including those related to personal investing; (iv) if initially retaining a Sub-Advisor (such a Sub-Advisor being a "New Sub-Advisor"), (A) the appropriateness of the particular investment strategy that the New Sub-Advisor would employ in managing Fund assets (its "Investment Strategy") for pursuing the Fund's investment objectives, (B) the consistency of the New Sub-Advisor's adherence to the Investment Strategy in managing accounts of its other advisory clients that had hired the Sub-Advisor to employ the Investment Strategy and (C) for Funds with multiple Sub-Advisors, how the New Sub-Advisor's Investment
Strategy would complement the Investment Strategies of the Fund's existing Sub-Advisors (each, an "Existing Sub-Advisor"); (v) if approving the continuance of the Sub-Advisory Agreement for an Existing Sub-Advisor, the consistency of the Existing Sub-
Advisor's adherence to its Investment Strategy; and (vi) the Sub-Advisors' performance in employing their Investment Strategies.
The Trustees also took into account the financial condition of the Investment Manager and Sub-Advisors and, as applicable, their undertakings to maintain expense limitations for certain Funds.

The Trustees reached the following conclusions regarding the Investment Management Agreement and each Sub-Advisory Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Sub-Advisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (C) the Investment Manager and the Sub-Advisor maintain appropriate compliance programs; (D) for a Sub-Advisory Agreement with a New Sub-Advisor,
(1) the New Sub-Advisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives and (2) in the case of a Fund with multiple Sub-Advisors, the New Sub-Advisor's Investment Strategy complements those of the Fund's other Sub-Advisors; (E) the Sub-Advisor is likely to execute its Investment Strategy consistently over time; and (F) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Sub-Advisor.

Based on their conclusions, the Trustees determined that approval of the Investment Management and Sub-Advisory Agreements would be in the interests of the Funds and its shareholders.

Code of Ethics
--------------
The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and each Sub-Advisor, which codes are made applicable to "access persons" of the Trust that are also employees of the Investment Manager, the Distributor and the Sub-Advisors, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities).

The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor and the Sub-Advisors may invest in securities, including securities that may be purchased or held by the Funds.

Administrative Services; Distribution Arrangements
--------------------------------------------------
Under an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the "Administrator") of the Trust. Under a Distribution Agreement between the Trust and the Distributor, the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management
Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Custodian
---------
The Bank of New York (the "Custodian"), 100 Church Street, New York, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.


The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange
Commission.

Transfer Agent
--------------
Boston Financial Data Services, Inc., a subsidiary of State
Street Bank and Trust Company, P.O. Box 8517, Boston, Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Funds. PFPC Brokerage Services, P.O. Box 61487, King of Prussia,
Pennsylvania 19406-0897, is the sub-transfer agent for the ManagersChoice asset allocation accounts.

Independent Public Accountants
------------------------------
PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and may provide other audit, tax and related services.


		BROKERAGE ALLOCATION AND OTHER PRACTICES
		----------------------------------------

The Sub-Advisory Agreements provide that the Sub-Advisors place all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Advisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. A Sub-Advisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, a Sub-Advisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Sub-Advisors is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Sub-Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which a Sub-Advisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Advisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Sub-Advisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by a Sub-Advisor.

The fees of each Sub-Advisor are not reduced by reason of their receipt of such brokerage and research services. Generally, a Sub-Advisor does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Sub-Advisors to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions
---------------------
During the last three fiscal years, the Funds paid the following brokerage fees:




Fund				2000		2001		2002
---------------------		---------	---------	---------
Value Fund			$ 210,073	$ 270,249	$ 121,235
Capital Appreciation Fund	  729,935	  929,930	  822,751
Small Company Fund (a)		   26,195	   31,760          94,664
Special Equity Fund	        2,349,768	2,990,622	7,406,854
International Equity Fund	2,611,425	3,671,957	2,347,968
Emerging Markets Equity Fund 	   42,840	   60,155	  105,787
------------------------------



(a)  The Small Company Fund commenced operations on June 19, 2000.

Brokerage Recapture Arrangements
--------------------------------
The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each sub-advisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund.

During the last three fiscal years, the Funds paid the following fees to the following list of brokers with which the Funds have entered into brokerage recapture arrangements:



Fund						2000		2001		2002
---------------------------------		----		----		----
Value Fund
==========
* Salomon Smith Barney				$  76,826	$    --		$  25,123
* State Street Brokerage			   38,459	   56,907	   11,218

Capital Appreciation Fund
=========================
* Capital Institutional Services, Inc.		$  29,129	$   4,493	$  18,691
* Salomon Smith Barney				   11,219	     --		    4,284
* Donaldson & Co., Inc.				   56,257	     --		     --
* Westminster Research Assoc. Inc.		   14,321	     --		     --
* State Street Brokerage			  136,227	   37,450	   29,173

Small Company Fund
==================
* BNY ESI & Co.					$    --		$    --		$   2,988

Special Equity Fund
===================
* Capital Institutional Services, Inc.		$ 113,034	$  91,448	$  79,226






* Salomon Smith Barney			   	   22,557	  199,082	   35,053
* State Street Brokerage			    3,269	   20,000	   13,000
* Donaldson & Co., Inc.			   	       --	   97,887	   27,989

International Equity Fund
=========================
* State Street Brokerage			$  23,932	 $133,400	  $27,857
* Westminster Research Assoc Inc.		   50,943	       --	       --
* BNY ESI & Co.					       --	       --	   40,942




Pursuant to these arrangements, subject to best price and execution, a Sub-Advisor may use a particular broker to execute trades for a Fund and the broker then pays certain of that Fund's expenses.



		PURCHASE, REDEMPTION AND PRICING OF SHARES
		------------------------------------------

Purchasing Shares
-----------------
Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before the close of business of the New York Stock Exchange (usually 4:00 p.m. New York
Time), c/o Boston Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares
----------------
Any redemption orders in proper form received by the Trust before the close of regular trading on the New York Stock Exchange (the "NYSE") (usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business Day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with the applicable rule of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares
------------------
An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange.
 Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value
---------------
Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time.
 The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of a Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions
---------------------------
Each Fund declares and pays dividends and distributions as described in the current Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

			CERTAIN TAX MATTERS
			-------------------

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX
ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds-in General
-------------------------------------------
Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund's total assets be represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of a Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of a Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments
----------------------------------
Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Funds at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Funds purchase the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984 and to obligations issued on or before July 18, 1984 that were purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Funds make the election to include market discount currently. Because a Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for a Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in a Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of a Fund as a regulated investment company.

Federal Income Taxation of Shareholders
---------------------------------------
Ordinary income distributions, and distributions of net realized short-term capital gains by any of the Funds to shareholders who are liable for federal income taxes will be taxed as ordinary income to such shareholders. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of a Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Special rules for the taxation of capital gains on qualified
5-year property were enacted by the Taxpayer Relief Act of 1997 to take effect in January 2001. In summary, for individuals and trusts in the 10% and 15% ordinary income tax rate brackets, a new tax rate of 8% (instead of 10%) will apply to long-term capital gains from the sale of assets (including mutual funds) held more than 5 years.
  For individuals and trusts in higher tax brackets, the top rate on such gains drops from 20% to 18%. The date that the 5-year holding period starts, however, is different for the two groups. For those in the 10% and 15% brackets, the asset may be acquired at any time, but for others the asset must have been acquired after December 31, 2000.

Dividends paid by the Funds may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that a Fund pays the dividend during January of the following calendar year.

Distributions by a Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution.
 The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

Foreign Shareholders
--------------------
Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 30% for the calendar year 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Fund's shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes
-------------
The International Equity Fund, the Emerging Markets Equity
Fund, the Bond Fund and the Global Bond Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known. If more than 50% of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116. It should be noted that only shareholders that itemize deductions may deduct foreign income taxes paid by them.

Tax-Exempt Investors
--------------------
If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI").
 In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in a Fund for the year would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes
---------------------
Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the foregoing state and local tax consequences of investing in the Funds.

Other Taxation
--------------
Each Fund is a series of a Massachusetts business trust.
Under current law, neither the Trust nor a Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


			PERFORMANCE DATA
			----------------

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund's Prospectus.

Yield
-----
The Bond Fund and the Global Bond Fund may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous
30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

		Yield = 2[((a-b)/(cd) + 1)^6 - 1]




In the above formula

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
d = maximum offering price per share on the last day of the period

The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

The 30-day yields for the period ended December 31, 2002 were as follows:


Fund				30-Day Yield at 12/31/02
----				------------------------
Bond Fund			         5.11%
Global Bond Fund		         4.40%



Average Annual Total Return
---------------------------
The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

			P (1 + T)^n = ERV


In the above formula, P = a hypothetical initial payment of $1,000

T 	= average annual total return
n 	= number of years
ERV 	= ending redeemable value of the hypothetical $1,000 payment
      	  made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period


The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

The Average Annual Total Returns for the periods ended
December 31, 2002 were as follows:



Fund				1 Year	5 Years	10 Years	Since Inception
----				------	-------	--------	---------------
Value Fund			-23.79%	0.04%	8.58%		11.01%
Capital Appreciation Fund	-30.49%	3.41%	8.79%		11.88%
Small Company Fund (a)		-21.57%	 --	 --	       -16.15%
Special Equity Fund	        -21.98%	1.53%	9.95%	        12.63%
International Equity Fund	-16.71%	-3.46%	5.56%	         8.56%
Emerging Markets Equity
 Fund (b)			 -7.95%	 --	 --		-0.27%
Bond Fund			 10.98%	7.35%	8.39%		10.19%
Global Bond Fund (c)		 18.85%	3.78%	 --		 4.54%


(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on
    February 8, 1998.
(c) The Global Bond Fund commenced operations on March 25, 1994.


After Tax and Cumulative Returns
--------------------------------
Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

			P(1+T)^n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T 	= average annual total return (after taxes on distributions)
n 	= number of years
ATVD 	= ending value of a hypothetical $1,000 payment made at the
          beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain).
 The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The Average Annual Total Returns (after taxes on distributions) for the periods ended December 31, 2002 were as follows:




Fund				1 Year	5 Years	10 Years	Since Inception
----				------	-------	--------	---------------
Value Fund			-24.06%	-1.97%	5.32%		   --
Capital Appreciation Fund	-30.49%	 1.32%	5.35%		   --
Small Company Fund (a)		-21.57%	  --	 --		-16.17%
Special Equity Fund		-21.98%	 0.55%	8.28%		   --
International Equity Fund	-16.81%	-4.31%	4.58%		   --
Emerging Markets Equity Fund (b) -7.95%	  --	 --	 	 -0.92%
Bond Fund			  8.66%	 4.47%	5.40%		   --
Global Bond Fund (c)		 17.18%	 2.20%	 --	   	  2.90%


(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on
    February 8, 1998.
(c) The Global Bond Fund commenced operations on March 25, 1994.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

			P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T 	= average annual total return (after taxes on distributions and
    	  redemption)
n 	= number of years
ATVDR 	= ending value of a hypothetical $1,000 payment made at the
          beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

The following table shows the average annual total returns (after taxes on distributions and redemptions) for the periods ended
December 31, 2002.





Fund				1 Year	5 Years	10 Years	Since Inception
----				------	-------	--------	---------------
Value Fund			-14.52%	-0.21%	6.04%		N/A
Capital Appreciation Fund	-18.72%	 2.91%	6.22%		N/A
Small Company Fund (a)		-13.24%	 N/A	N/A		-12.56%
Special Equity Fund		-13.50%	 1.12%	7.77%		N/A
International Equity Fund	-10.26%	-2.55%	4.59%		N/A
Emerging Markets
  Equity Fund (b) 		 -4.88%	 N/A    N/A	         -0.39%
Bond Fund			  6.65%	 4.46%	5.26%	        N/A
Global Bond Fund (c) 		 11.56%	 2.27%	N/A		  2.86%

_________________________________________________________________________________



(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on
    February 8, 1998.
(c) The Global Bond Fund commenced operations on March 25, 1994.

Performance Comparisons
-----------------------
Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc., ("Morningstar") and IBC Money Fund Report ("IBC"). Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Index, Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Composite Stock Price Index or the Dow Jones Industrial Average.

Massachusetts Business Trust
----------------------------
Each Fund is a series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation, instrument or undertaking made on behalf of the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Trust.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Trust, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Trust for any satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares
---------------------
The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business Trust" above.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Fund or assets of another series, if applicable. Each share of each Fund represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this Statement of Additional Information.

The shareholders of each Fund are entitled to one vote for each share (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Funds, to the extent required by the 1940 Act.

Additional Information
----------------------
This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional
Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration
Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.



			FINANCIAL STATEMENTS
			--------------------

The audited Financial Statements and the Notes to Financial Statements for the Funds, and the Report of Independent Accountants of PricewaterhouseCoopers LLP, included in the Funds' Annual Report for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder on March 7, 2003, are incorporated by reference into this Statement of Additional Information. The accession number of such filing was 0000720309-03-000016. The Funds' 2002 Annual Report is available without charge by calling The Managers Funds at (800) 835-3879, on The Managers Funds Internet website at http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.